UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUINNESS ATKINSON™
FUNDS

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all the Guinness Atkinson Funds you hold directly or through your financial intermediary, as applicable.

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2020

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
9	Alternative Energy Fund
14	Asia Focus Fund
19	Asia Pacific Dividend Builder Fund
25	China & Hong Kong Fund
31	Dividend Builder Fund
38	Global Energy Fund
46	Global Innovators Fund
53	Renminbi Yuan & Bond Fund
57	Statements of Assets and Liabilities
59	Statements of Operations
61	Statements of Changes in Net Assets
64	Financial Highlights
73	Notes to Financial Statements
83	Additional Information
86	Privacy Notice
87	Guinness Atkinson Funds Information

The table below provides total return data for each of the Funds year to date and over the one, three, five, ten and since inception periods through June 30, 2020. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2020.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	6.33%	16.12%	8.95%	0.13%	-2.34%	-7.61%	1.98% net; 3.00% gross
Asia Focus Fund (April 29, 1996)	-7.19%	3.50%	4.55%	4.94%	4.17%	3.25%	1.98% net; 2.27% gross
Asia Pacific Dividend Builder Fund (March 31, 2006)	-9.05%	-3.17%	1.53%	3.34%	6.80%	5.06%	1.10% net; 4.02% gross
China & Hong Kong Fund (June 30, 1994)	-9.41%	2.87%	4.17%	3.79%	3.88%	6.80%	1.69%
Dividend Builder Fund (March 30, 2012)	-6.07%	3.51%	7.21%	7.35%	—	9.01%	0.68% net; 1.98% gross
Global Energy Fund (June 30, 2004)	-41.03%	-42.09%	-14.92%	-12.86%	-5.17%	1.59%	1.45% net; 1.91% gross
Global Innovators Fund Investor Class (December 15, 1998)	6.75%	20.65%	12.03%	11.78%	15.33%	8.23%	1.24% net; 1.35% gross
Global Innovators Fund Institutional Class (December 15, 2015)	6.87%	20.97%	12.32%	12.03%	15.46%	8.29%	0.99% net; 1.21% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	-0.34%	-0.22%	2.00%	0.15%	—	1.21%	0.90% net; 6.79% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the period ended June 30, 2020.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2020 and are from the most recent audited financials (period ended December 31, 2019) at the time that prospectus was completed.

Dear Guinness Atkinson Funds Shareholders,

The US offices of Guinness Atkinson are located in Pasadena, California, which most of you will know is home to the annual New Year's Day Rose Parade. The theme for this year's parade was the "Power of Hope" and the parade was bathed in brilliant sunshine. There was a hopeful optimism in the air. We all know what happened next; a few weeks later that hopeful optimism was a forgotten memory as the Covid-19 turned everything upside down. The resulting market decline wasn't just bad, it was scary bad. The recovery to date has been perhaps more impressive. At the 2020 half way point the GA Funds have both bright spots and less than bright spots. Before we get to the specific Fund results it might be worthwhile to discuss market uncertainty and the unexpected.

One of the particularly troubling aspects of Covid-19 is the uncertainty of when and how it will end. There is a bit more clarity on that now than there was three months ago, but that isn't to say there is a lot of clarity. Perhaps a vaccine. Perhaps an effective course of treatment. Perhaps herd immunity. Perhaps a combination of some of these or perhaps none of these. The truth is no one knows. What we do know is that this isn't our first pandemic in the last 100 years or so. (Nor is it the worst pandemic; the influenza outbreak of 1918 had a significantly higher mortality rate.) In the last 100 years we've experienced two world wars, a great depression, any number of market crashes, the Vietnam war, riots, assassinations, terrorist attacks and a host of other calamitous events. All of which were fraught with peril and uncertainty. The United States, the economy and the markets didn't just survive...they eventually thrived. While we don't know when or how the pandemic will end, we are confident that it will. And if the past is any indication, it is likely that we will be challenged with additional calamities and surprises ahead.

The top performing Guinness Atkinson Fund for the first six months of 2020 was the Global Innovators Fund. The Global Innovators investor class provided a total return of 6.75% over the period; the Global Innovators institutional class provided a total return of 6.87%. The Alternative Energy Fund had a total return of 6.33% for the six months. The Renmimbi Yuan & Bond Fund delivered a total return of -0.34% over the period, followed by the Dividend Builder which produced a return of -6.07%. The Asia Focus Fund produced a total return of -7.19%; The Asia Pacific Dividend Builder produced a total return of -9.05% and the China & Hong Kong Fund -9.41%. The Global Energy Fund produced a return of -41.03%. All of the performance details for the period ending June 30, 2020 are available in the table opposite.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results.

As usual, we appreciate the confidence you have placed in us and our management team.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings Through June 30, 2020

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	Foreign Small/	2**	5*****	2**	1*
	Mid Value	(42 funds)	(42 funds)	(30 funds)	(9 funds)
Asia Focus	Pacific/Asia	2**	3***	3***	1*
	ex-Japan	(69 funds)	(69 funds)	(60 funds)	(31 funds)
Asia Pacific Dividend	Pacific/Asia	3***	2**	3***	3***
Builder	ex-Japan	(69 funds)	(69 funds)	(60 funds)	(31 funds)
China & Hong Kong	China Region	3***	3***	3***	2**
		(75 funds)	(75 funds)	(70 funds)	(46 funds)
Global Energy	Energy Equity	4****	4****	4****	3***
		(81 funds)	(81 funds)	(73 funds)	(55 funds)
Global Innovators	Large Blend	3***	2**	2**	3***
		(1,237 funds)	(1,237 funds)	(1,084 funds)	(809 funds)
Renminbi Yuan & Bond	Emerging Markets	3***	4****	3***
	Local Currency Bond	(70 funds)	(70 funds)	(65 funds)
Dividend Builder	World Large Stock	4****	4****	4****
		(761 funds)	(761 funds)	(626 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period* (01/01/20 to 06/30/20)	Expense Ratios During Period* (01/01/20 to 06/30/20)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,063.30	$10.16	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$928.10	$9.49	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$909.50	$5.32	1.12	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.62	1.12	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$905.90	$8.06	1.70%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.52	1.70%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$939.30	$3.28	0.68	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$589.70	$5.73	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45	%†

GUINNESS ATKINSON FUNDS

	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period* (01/01/20 to 06/30/20)	Expense Ratios During Period* (01/01/20 to 06/30/20)
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,068.70	$6.38	1.24	%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22	1.24	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,067.50	$5.09	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,003.40	$4.68	0.94	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND Semi-Annual Report for the period ended June 30, 2020

Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	6.33%	16.12%	8.95%	0.13%	-2.34%
Benchmark Index:
MSCI World Index (Net Return)	-5.77%	2.82%	6.69%	6.89%	9.94%

For the Fund's current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Review

In the first half of 2020, the Guinness Atkinson Alternative Energy Fund produced a total return (USD) of +6.33% vs the MSCI World Index (Net Return) of -5.77%. The fund therefore outperformed the index by 12.1% over the period.

Drivers of fund performance:

The displacement sector (displacement or more efficient usage of existing hydrocarbon-based energy) has been the weakest subsector generally (average stock -7%), pulled lower by a weakness in ethanol demand. However, it has been a bright spot in the fund, where we focused instead on efficiency companies we expect to benefit from post-COVID government stimulus packages. Our three holdings in this subsector, Ameresco, Nibe Industrier and Kingspan, were strong outperformers: +59%, +27% and +6% respectively.

The electrification sector (batteries, grid and electric vehicle supply chain) has essentially been flat on average. Within batteries, our three fund holdings, Samsung SDI and LG Chem and Tianneng performed particularly well (up 48%, 49% and 134% respectively) as they each grew capacity, developed strategic relationships with car manufacturers and continued to develop their respective businesses in fast growing markets. Our three holdings within the EV semiconductor and EV electronics arena were weaker (Hella, Sensata and ON Semi down 26%, 31% and 19% respectively), pulled lower by extremely poor trading conditions for the wider auto sector.

Companies in the generation sector (renewable-biased utilities and independent power producers) delivered an average return of -1%. Our holdings in Chinese wind (China Longyuan -9%; China Suntien -21%) underperformed, but this was offset by our one position in biomass, Albioma, up 44%. Conventional utilities outperformed in the March sell-off but were generally on the weaker side – some profit taking in evidence after a stellar 2019. Our one holding here, Iberdrola, bucked the trend and delivered a +15% return.

The strongest returns in our universe generally came from the installation sector (the manufacturing of equipment for the generation and consumption of sustainable energy), with the average stock returning +13%. Within solar manufacturing in our portfolio, Xinyi Solar, a manufacturer of speciality solar glass, strongly outperformed the average solar manufacturing company (+35%) while Daqo New Energy was a standout performer (+45%) versus its polysilicon manufacturing peers. These strong performances were delivered as each company's specific niche markets started to tighten, despite expectations of an overall slowing down of global solar installations.

Activity

During the period, we sold our positions in Quanta Services, Wasion, Huaneng Renewables and Acuity Brands. Huaneng Renewables was acquired by its parent company, the China Huaneng Group, and has been delisted while the other two stocks were sold for company specific reasons; we were concerned about near term margin and return progression for Acuity Brands while we were concerned that future pipeline construction activity for Quanta Services might weaken. We replaced with positions in NextEra Energy, Itron, SolarEdge and EnPhase.

ALTERNATIVE ENERGY FUND

•  NextEra Energy Inc is based in Florida and operates in North America. It is the world's largest utility and it generates more solar and wind energy than any other company in the world.

•  SolarEdge operates in the solar equipment value chain designing, manufacturing and selling DC optimised solar inverter systems. The company, headquartered in Israel, sells primarily to solar installers, EPCs, distributors, and equipment wholesalers primarily in North America and Europe.

•  EnPhase also operates in the solar equipment value chain designing, manufacturing and selling a semiconductor-based microinverter systems. Enphase, headquartered in California, sells its microinverter system primarily to distributors and also direct to large installers, Original Equipment Manufacturers (OEM's), and strategic partners.

•  Itron is an equipment and service provider in the electricity and water industries. It has built a portfolio of smart networks, software, services, meters and sensors that are designed to help better manage electricity, gas and water resources.

Outlook

The stronger share price performance of alternative energy equities in the first half of 2020 reflects i) the stronger demand for sustainable energy sources versus conventional fuels and ii) the increasing expectation of more government stimulus into the growth of clean, low carbon energy sources together with greater levels of energy efficiency.

Stronger demand for sustainable energy sources

In terms of global energy demand, the latest data published by the International Energy Agency (IEA) shows global energy demand down by 3.8% during the first quarter of 2020 relative to the first quarter of 2019 and, assuming a gradual recovery from lockdown across the world, annual energy demand looks likely to drop by around 6% in 2020, erasing the last five years of demand growth. The renewable power generation sector has held up well in the face of COVID-19 lockdown measures with, for example, its use increasing by around 1.5% in the first quarter of 2020. Elsewhere in the power sector, coal has been hardest hit as lockdowns have caused a significant reduction in electricity demand and coal has suffered increased competition from cheap natural gas.

The evolution of energy demand throughout the remainder of 2020 will, of course, depend on the continued response to the COVID-19 crisis. The IEA's base case view is for a full year energy demand decline of around 6%, which would be more than seven times the impact of the 2008 financial crisis. All fuels except renewable power are set to experience their greatest contractions in demand for decades, the greatest impact being felt by oil and coal. Renewable power, including wind and solar, generally benefits from very low or zero operating costs and hence its electricity is prioritized into the grid at the expenses of other sources with higher operating costs.

While renewable power generation and demand in 2020 have been relatively strong, the outlook for the installation of new renewable power capacity has been negatively affected by COVID-19:

•  Overall in 2020, solar PV installations are set to increase the fastest of all renewable energy sources, albeit at a slower pace than we initially expected. We now expect around 111GW of new solar installations in 2020 (down from our original 2020 estimate of 137GW) primarily as a result of lower Chinese and Indian installations (down 10GW and 9GW versus our original expectations, respectively).

•  Growth in new wind installations looks to be more robust, with global wind generation capacity likely to increase by around 66GW in 2020. This is lower than our original estimates for 2020 of 71GW but still represents a record year and a 10% increase over the new capacity delivered in 2019.

Government stimulus into clean, low carbon energy and energy efficiency

We believe that investments into renewable power generation and energy efficiency are an attractive area for governments to focus post COVID-19 stimulus investments. Investment in low carbon infrastructure tend to be more capital-intensive and local economy/employee-intensive than traditional energy developments. They are also more sensitive to the cost of financing, so they are likely to benefit relative to conventional projects in the post-COVID ultra low interest rate environment. These are good reasons in our opinion for clean energy projects to represent potentially attractive public-private partnerships that are pro-growth and also pro-environmental factors.

A concrete example of this has been the European Union Green Deal which was presented in May 2020. The EU Green Deal is a major part of the EU's post COVID-19 recovery plans and is a set of policy initiatives with the overarching aim of making Europe

ALTERNATIVE ENERGY FUND

climate neutral in 2050. The financing component of the deal is estimated to total around one trillion Euros over the next ten years and is designed to challenge the current energy industry status quo. It specifically targets the following:

•  A massive renovation wave of our buildings and infrastructure and a more circular economy, bringing local jobs;

•  Rolling out renewable energy projects, especially wind, solar and kick-starting a clean hydrogen economy in Europe;

•  Cleaner transport and logistics, including the installation of one million charging points for electric vehicles and a boost for rail travel and clean mobility in our cities and regions

The longer term outlook

We think it likely that government incentivized investments, such as the EU Green Deal, will actually cause an acceleration of the global energy transition, ultimately leading us to believe that the COVID-19 pandemic could end being a 'good event' for many of the companies in our sustainable energy equity universe. The key factors driving the thirty-year energy transition still remain in place:

•  Population and GDP growth putting a significant strain on today's energy supply

•  Economics as sustainable sources of energy will be cheaper than the incumbents

•  Climate change leading the world to reduce carbon emissions via cleaner energy

•  Pollution forcing governments to drive air pollution out of cities via cleaner energy

•  Energy security as sustainable energy sources, which are more evenly spread across all countries, facilitate lower reliance on energy imports

In a few years, we believe that we will look back and see 2020 and 2021 as being near term 'bumps in the road' that ultimately accelerated the transition to a cleaner and more efficient energy future. The Guinness Atkinson Alternative Energy Fund offers exposure across the key themes, both on the supply and demand side, with attractive valuation to these themes.

Will Riley	Jonathan Waghorn	July 2020

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	18.3%
% of Stocks in Top 10:	38.4%

Fund Managers:

Edward Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Iberdrola SA	4.0%	Siemens Gamesa Renewable Energy SA	3.8%
Xinyi Solar Holdings Ltd.	3.9%	Nibe Industrier AB - B Shares	3.8%
Tianneng Power International	3.9%	LG Chem Ltd.	3.8%
Ameresco PLC	3.9%	Albioma SA	3.7%
Schneider Electric SE	3.9%	Samsung SDI Co., Ltd.	3.7%
Geographic Breakdown (% of net assets)
United States	30.7%	Ireland	6.7%
China	17.2%	Sweden	3.8%
Spain	7.8%	Denmark	3.6%
France	7.6%	Germany	3.0%
South Korea	7.4%	United Kingdom	2.2%
Canada	6.8%	Israel	2.0%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.8%	Value
Electrification: 32.7%
3,800	APTIV PLC	$296,096
7,500	Gentherm Inc.*	291,750
6,980	Hella GmbH & Co. KGaA	286,804
8,160	Johnson Matthey PLC	213,149
880	LG Chem Ltd.	362,066
17,400	ON Semiconductor Corp.*	344,868
1,140	Samsung SDI Co., Ltd.	349,866
3,300	Schneider Electric SE	369,320
6,600	Sensata Technologies Holding*	245,718
220,000	Tianneng Power International	375,581
		3,135,218
Energy Efficiency: 11.3%
13,500	Ameresco PLC*	375,030
5,370	Kingspan Group PLC	347,677
16,325	Nibe Industrier AB - B Shares	362,542
		1,085,249
Renewable Energy Generation: 27.8%
8,600	Albioma SA	356,682
533,000	China Longyuan Power Group Corp. - H Shares	299,467
1,173,000	China Suntien Green Energy Corp. Ltd. - H Shares	269,640
32,660	Iberdrola SA	379,608
1,400	Nextera Energy Inc.	348,247
4,559	Ormat Technologies Inc.	289,451
20,600	Siemens Gamesa Renewable Energy	366,474
32,400	TransAlta Renewables Inc.	348,174
		2,657,743
Renewal Equipment Manufacturing: 27.0%
15,600	Canadian Solar Inc.*	300,612
4,350	Daqo New Energy Corp.*	322,944
3,200	Enphase Energy Inc.*	152,224
6,500	First Solar Inc.*	321,750
4,300	Itron Inc.*	284,875
1,450	Solaredge Technologies Inc.*	194,292
12,550	TPI Composites Inc.*	293,294
3,345	Vestas Wind Systems A/S	342,248
392,200	Xinyi Solar Holdings Ltd.	375,609
		2,587,848
	Total Common Stocks (cost $7,991,165)	9,466,058
	Total Investments in Securities (cost $7,991,165): 98.8%	9,466,058
	Other Assets less Liabilities: 1.2%	117,390
	Net Assets: 100.0%	$9,583,448

*  Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND Semi-Annual Report for the period ended June 30, 2020

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-7.19%	3.50%	4.55%	4.94%	4.17%
Benchmark Index:
MSCI AC Far East Free ex Japan Index (Net Return)	-3.36%	3.95%	4.19%	4.80%	6.41%

(All performance data given in USD terms)

For the Fund's current six-months expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund fell 7.19% in the first six months of the year compared to the benchmark which fell 3.36%.

After a very weak first quarter when the Fund fell 20.97%, equity markets rebounded in the second quarter and the Fund rose 17.44%. Stock market performance in the region, along with the rest of the world, has been heavily influenced by the spread/containment/resurgence of COVID cases and by the unprecedented level of support coming from governments and central banks. Expectations are now for interest rates in developed markets to remain low for the foreseeable future. Quantitative easing, targeted interest rates and even in cases such as India and Indonesia, we are seeing central banks buying debt directly from the government which was previously heavily frowned-upon. In Asia, all countries are implementing some kind of centralised support of up to 15% of GDP, although India, Indonesia and the Philippines are most financially constrained.

High frequency indicators such as electricity consumption, traffic levels, oil demand and air quality point to a resumption of industrial output, most evidently in China. Retail sales are still stronger through online channels as compared to offline but consumer confidence overall, appears to be on the rise. This is not to say that COVID is behind us in Asia but for the most part activity levels are now higher and downturn shallower in Asia than it was in developed markets. While some worry about the effect of ongoing weakness in developed market demand on Asian manufacturing, it does appear that Asia's domestic markets are picking up more of the slack than might have been expected.

In the first half of the year only two markets in the region ended the period in positive territory. China, which accounts for over 50% of the benchmark index was 3.55% higher than the start of the year while New Zealand (not included in the benchmark) rose 7.03%. Taiwan (12% of the benchmark), which was the only other outperforming country, fell 1.76%. The best sectors were healthcare, communication services, consumer and technology. Included within the latter three sectors are names associated with e-commerce, cloud computing and online services. In the Fund these areas are represented by holdings in JD.Com, Tencent, Alibaba, New Oriental Education and Taiwan Semiconductor.

These holdings were among our best performers over the period along with Elite Material, a Taiwanese manufacturer of coating for printed circuit boards, NetEase, a Chinese gaming company, Sonic Healthcare, an Australian medical diagnostics business and Sino Biopharmaceutical. Underperformers were led by Corporate Travel Management whose business has dried up for the present but whose business model and strong financial position leaves it able to ride this out, in our opinion. Other underperformers during the period include NOAH Holdings, a Chinese wealth manager, St Shine Optical, a maker of contact lenses and Hanon Systems, an auto parts maker.

2.  Portfolio Position

We sold AAC Technologies (held since 2013) after it announced a negative profit warning and omitted its final dividend. The returns of the business have been declining and the fall in profit in the first quarter was higher than we had expected. We also sold Li & Fung (held since 2015) whose business model, which was already under pressure, came under additional pressure from COVID which made its ongoing restructuring even more challenging.

We bought JD.com which is one of China's largest e-commerce companies. JD is different from Alibaba in that it has built its own logistics platform so has more control over the quality of its service and the amount of inventory it holds. In the first quarter, JD's

ASIA FOCUS FUND

revenue grew 20%, while overall online retail consumption fell 1% according to the National Bureau of Statistics of China, highlighting its strong position. The purchase of JD.com gives the Fund more exposure to e-commerce, which is likely to see even more adoption this year as coronavirus changes consumer habits. We also bought Shenzhou international, a well-diversified textiles and garment manufacturer with operations in China and Vietnam. We had been watching the stock for some time and price weakness in March provided us with an attractive entry point.

The Fund is overweight into consumer discretionary, health care and technology companies and is underweight staples, financials, and real estate. The fund is neutrally weighted to communication services, energy, materials, industrials and utilities. On a country basis, the fund is overweight in China, Taiwan and Thailand and is underweight in Hong Kong and Korea. The Fund also has an off-benchmark overweight to Australia.

3.  Outlook

The portfolio consists of companies that we believe are financially robust with solid business models. We have been encouraged by management comments in what have been challenging operating conditions. The next few months are going to be more revealing because it is in the next reporting season where we will have a clearer picture of the impact of lockdowns and the progress made toward their lifting.

Geopolitics continues to raise its head: a new national security law in Hong Kong, border clashes between China and India, North Korea coming under increasing sanctions pressure; China trade issues with the US, EU and UK. All add to the mix. However, life in the region is gradually returning to normal. Mask wearing, distancing and track & trace appears to be effective and as a result, local economies are opening up. In the most recent news, cinemas in China are now re-opening. International travel however, remains limited.

At a macro-level we think that North Asia will continue to be the stronger area and there are reasons, beyond the cyclical, to believe that China's domestic recovery will continue for the next twelve months. Next year is the centenary of the founding of the Chinese Communist Party in July 1921, in Shanghai. This is a big date in the government calendar and much of China's foreign and domestic policy is likely to be geared to showcasing a new economically and politically assertive China. As we have seen, this has resulted in rising frictions with the rest of the world which is likely to lead to further efforts to bolster domestic self-sufficiency and growth of national champions. Efforts are likely to continue to prevent excesses building or bubbles forming, but the direction of travel is likely to continue to be supportive of growth.

We continue to focus on those stocks that have good business franchises and are exposed to the long-term themes including demographic profile, growing disposable incomes and manufacturing specialization along with the rapid take-up of new technologies that we think are the reasons for investment in Asia.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	9.4%
% of Stocks in Top 10:	36.3%

Fund Manager:

Edmund Harriss
Top 10 Holdings (% of net assets)
Tencent Holdings Ltd.	4.0%	Samsung Electronics Co., Ltd.	3.5%
Novatek Microelectronics Corp.	4.0%	Largan Precision Co., Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7%	PTT PCL/Foreign	3.5%
Sonic Healthcare Ltd.	3.6%	Sino Biopharmaceutical Ltd.	3.5%
QUALCOMM Inc.	3.6%	JD.com Inc.	3.4%
Industry Breakdown (% of net assets)
Semiconductor Components - Integrated Circuits	11.2%	Auto/Truck Parts & Equipment	3.0%
Commercial Banks	10.3%	Building & Construction Products - Miscellaneous	2.9%
E-Commerce/Services	6.1%	Schools	2.9%
Internet Application Software	4.0%	Textile - Apparel	2.9%
MRI/Medical Diagnostic Imaging	3.6%	Tobacco	2.9%
Electronic Components - Semiconductor	3.5%	Auto - Cars/Light Trucks	2.9%
Photo Equipment & Supplies	3.5%	Insurance	2.7%
Oil Company - Integrated	3.5%	Travel Services	2.7%
Pharmaceuticals	3.5%	Building Products - Cement/Aggregates	2.6%
Entertainment Software	3.2%	Public Thoroughfares	2.6%
Metal Processors & Fabricators	3.2%	Investment Management/Advisor Sevices	2.5%
Electronic Component Miscellaneous	3.1%	Electric - Generation	2.5%
Web Portals	3.1%	Optical Supplies	2.1%
E-Commerce/Products	3.0%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 100.0%	Value
Australia: 6.3%
61,230	Corporate Travel Management Ltd.	$415,636
25,491	Sonic Healthcare Ltd.	539,083
		954,719
China: 50.5%
2,100	Alibaba Group Holding Ltd. - ADR	452,970
59,000	Anhui Conch Cement Co., Ltd. - H Shares	397,646
5,400	Autohome Inc.	407,700
3,900	Baidu Inc.*	467,571
476,000	China Construction Bank Corp. - H Shares	386,270
341,000	China Lesso Group Holdings Ltd.	445,302
96,000	China Merchants Bank Co., Ltd. - H Shares	443,099
275,000	Geely Automobile Holdings Ltd.	434,249
8,600	JD.com Inc.	517,548
1,140	NetEase Inc. - ADR	489,493
3,400	New Oriental Education & Technology Group Inc. - ADR*	442,782
15,000	Noah Holdings Ltd.*	382,050
41,500	Ping An Insurance Group Co., of China Ltd. - H Shares	416,620
382,000	Shenzhen Expressway Co., Ltd. - H Shares	388,251
36,000	Shenzhou International	436,762
278,000	Sino Biopharmaceutical Ltd.	525,594
9,500	Tencent Holdings Ltd.	612,571
		7,646,478
Malaysia: 2.4%
93,100	Public Bank Bhd	358,926
Singapore: 2.5%
25,079	DBS Group Holdings Ltd.	376,037
South Korea: 9.3%
58,910	Hanon Systems	446,001
6,690	KT&G Corp.	436,391
12,050	Samsung Electronics Co., Ltd.	535,820
		1,418,212
Taiwan: 19.5%
64,000	Catcher Technology Co., Ltd.	485,416
87,000	Elite Material Co., Ltd.	473,606
3,800	Largan Precision Co., Ltd.	528,611
77,000	Novatek Microelectronics Corp.	599,333
2	Shin Zu Shing Co., Ltd.	10
26,000	St Shine Optical Co., Ltd.	313,100
52,000	Taiwan Semiconductor Manufacturing Co., Ltd.	555,423
		2,955,499

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.0% (Continued)	Value
Thailand: 6.0%
47,000	Electricity Generating PCL/Foreign	$378,585
434,900	PTT PCL/Foreign	528,310
		906,895
United States: 3.5%
5,900	QUALCOMM Inc.	538,139
	Total Common Stocks (cost $10,688,766)	15,154,905
	Total Investments in Securities (cost $10,688,766): 100.0%	15,154,905
	Liabilities in Excess of Assets: (0.0%)	(1,332)
	Net Assets: 100.0%	$15,153,573

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2020

1.  Performance

AVERAGE ANNUAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-9.05%	-3.17%	1.53%	3.34%	6.79%
Benchmark Index:
MSCI AC Pacific ex Japan (Net Return)	-5.10%	1.31%	3.71%	4.62%	6.32%

(All performance data given in USD terms)

For the Fund's current six-months expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund fell 9.05% in the first six months of 2020 compared to the MSCI AC Pacific ex Japan Net total Return Index which fell 5.10%.

The Fund had a weak first quarter when it fell 21.11% but a much better second quarter when it rose 15.28% as markets recovered, although there is still more catching up to do.

Stock market performance in the region, along with the rest of the world, has been heavily influenced by the spread/containment/resurgence of COVID cases and by the unprecedented level of support coming from governments and central banks. Expectations are now for interest rates in developed markets to remain low for the foreseeable future. Quantitative easing, targeted interest rates and even in cases such as India and Indonesia, we are seeing central banks buying debt directly from the government (previously heavily frowned-upon). In Asia, all countries are implementing some kind of centralised support up to 15% of GDP, although India, Indonesia and the Philippines are most financially constrained.

High frequency indicators such as electricity consumption, traffic levels, oil demand and air quality point to a resumption of industrial output, most evidently in China. Retail sales are still stronger through online channels as compared to offline but consumer confidence overall, appears to be on the rise. This is not to say that COVID is behind us in Asia but for the most part activity levels are now higher and downturn shallower in Asia than it was in developed markets. While some worry about the effect of ongoing weakness in developed market demand on Asian manufacturing, it does appear that Asia's domestic markets are picking up more of the slack than might have been expected.

In the first half of the year only two markets in the region ended the period in positive territory. China, which accounts for 39% of the benchmark index was 3.5% higher than the start of the year while New Zealand (0.7% of the benchmark) rose 7.0%. Taiwan (12% of the benchmark), which was the only other outperforming country, fell 1.8%. The best sectors were healthcare, communication services, consumer and technology. Included within the latter three sectors are names associated with e-commerce, cloud computing and online services.

In the first quarter of the year there were very few stocks that were working for us. Only a selection of Chinese names together with a couple of Taiwanese technology companies and Ascendas REIT were ahead of the benchmark at the end of March. We attribute this to the economic sensitivity of our names in the provision and distribution of goods and services which the breadth of economic closures has disrupted. In the second quarter, portfolio performance looks much improved. Companies like JB Hi-Fi, Elite Material, Qualcomm, Novatek and NetEase all reported strong growth in sales. Stock such as Janus Henderson and PTT were each beneficiaries of rising stock markets and a recovery in the oil price, respectively. At the lower end of the table, the Chinese names were more resilient in the first quarter but were always less likely to capture the early stages of a market rally. However, underlying conditions in China have continued to improve and these names have picked up into July.

Our focus is on those names which are still significantly down on the year because if we are to make good on the underperformance in the first quarter, it is this group which must rise. In the cases of DBS, Public Bank and China Medical Systems they are now well off their lows supported by stable cash flows and dividends. Asset quality amongst the banks remains a continued concern, globally, but these banks are well capitalised and importantly they are also well-provisioned having adopted

ASIA PACIFIC DIVIDEND BUILDER FUND

a proactive approach to setting aside capital during the good times. Tech Mahindra, Aflac, China Lilang, Tisco and CapitaLand Mall Trust remain the laggards. However, all have minimal debt and robust business models such that when they are allowed to resume business again, we are confident in their ability to rebound.

2.  Portfolio Changes

AAC Technologies and Godrej Consumer Products were both sold following their decision to omit a dividend (a final for AAC and a quarterly dividend from Godrej). Neither company needed to do so but a commitment by management to the dividend is a cornerstone of this strategy. We sold Luk Fook as the situation in Hong Kong continues to deteriorate. The company generates most of its revenues from mainland Chinese visitors to its Hong Kong stores and a resumption of Chinese tourist arrivals looks increasingly distant.

We purchased two new positions. Shenzhou International is a textile and clothing manufacturer with a diverse and high-quality customer base and whose recent dividend was 8.75% higher than last year's. We have been watching this for a while and we bought it in the depths of the COVID crisis. NetEase is a stock we have followed for a long time in our Asia growth and China strategies, but it has made it into this fund following its decision to pay quarterly dividends.

3.  Portfolio Position

The Fund is overweight into consumer discretionary, financials, health care and technology companies and is underweight materials which, typically for cyclical reasons, are unable to sustain our minimum return on capital requirements. On a country basis, the fund is most notably underweight in Australia, China, Hong Kong and Korea and overweight in Singapore, Taiwan and Thailand. Our US position consists of Qualcomm (smartphone chips) and Aflac (health insurer).

4.  Outlook

The portfolio consists of companies that we believe are financially robust with solid business models. We have been encouraged by management comments in what have been challenging operating conditions and by the overall willingness to sustain and grow dividend payments. The next few months are going to be more revealing because it is in the next reporting season, we will have a clearer picture of the impact of lockdowns and the progress made toward their lifting.

So far we have seen dividend omissions by two companies which we have sold. Hanon Systems has reduced its dividend this year in line with lower profits and we expect Corporate Travel will need to do the same. CapitaLand Mall Trust has deferred dividend distributions from the first half of this year; they have been permitted to do so by the regulators in Singapore but income has been earned and therefore must be distributed in due course and in any case before June 2021 in order to continue to qualify as a REIT. We do not anticipate this to be a problem and we still hold the position. Our expectations for dividend in the second half are therefore subject to earnings; we expect special dividends (of which there were a few last year) won't be repeated this year and there may be some deferral. However, the financial strength of our businesses and the evidence of domestic stability and/or recovery in their markets gives us grounds for optimism.

At a macro-level we think that North Asia will continue to be the stronger area and there are reasons, beyond the cyclical, to believe that China's domestic recovery will continue for the next twelve months. Next year is the centenary of the founding of the Chinese Communist Party in July 1921, in Shanghai. This is a big date in the government calendar and much of China's foreign and domestic policy is likely to be geared to showcasing a new economically and politically assertive China. As we have seen, this has resulted in rising frictions with the rest of the world which is likely to lead to further efforts to bolster domestic self-sufficiency and growth of national champions. Efforts are likely to continue to prevent excesses building or bubbles forming, but the direction of travel is likely to continue to be supportive of growth.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Asia Pacific stock markets may experience periods of volatility and instability. Some domestic China "A" Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risk. The Fund may invest in small-cap or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility, than in larger companies.

ASIA PACIFIC DIVIDEND BUILDER FUND

The MSCI (All Country) Pacific ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Earnings growth is not a measure of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	144.4%
% of Stocks in Top 10:	30.9%

Fund Manager:

Edmund Harriss
Top 10 Holdings (% of net assets)
JB Hi-Fi Ltd.	3.3%	Zhejiang Supor Cookware	3.0%
Hon Hai Precision Industry Co., Ltd.	3.2%	Elite Material Co., Ltd.	3.0%
Sonic Healthcare Ltd.	3.2%	Catcher Technology Co., Ltd.	3.0%
QUALCOMM Inc.	3.1%	BOC Hong Kong Holdings Ltd.	3.0%
Novatek Microelectronics Corp.	3.1%	China Medical System Holdings - H Shares	3.0%
Industry Breakdown (% of net assets)
Commercial Banks	14.3%	Optical Supplies	2.9%
Semiconductor Components - Integrated Circuits	9.1%	Tobacco	2.9%
Electronic Component - Miscellaneous	6.3%	Investment Management/Advisor Sevices	2.9%
REITS - Shopping Centers	5.5%	Communication Software	2.8%
Retail - Consumer Electronics	3.3%	Shipbuilding	2.8%
MRI/Medical Diagnostic Imaging	3.2%	Insurance	2.8%
Appliances	3.1%	Cellular Telecommunications	2.8%
Metal Processors & Fabricators	3.1%	Life/Health Insurance	2.8%
Medical Products	3.0%	Auto/Truck Parts & Equipment	2.8%
Entertainment Software	3.0%	Retail - Apparel/Shoe	2.8%
Photo Equipment & Supplies	3.0%	Diversified Financial Services	2.6%
REITS - Diversified	3.0%	Gas - Distribution	2.6%
Oil Company - Integrated	3.0%	Travel Services	2.5%
Textile - Apparel	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 101.8%	Value
Australia: 11.8%
13,660	Corporate Travel Management Ltd.	$92,726
4,906	Janus Henderson Group PLC	106,247
4,097	JB Hi-Fi Ltd.	122,677
5,678	Sonic Healthcare Ltd.	120,078
		441,728
China: 31.6%
135,000	China Construction Bank Corp. - H Shares	109,551
191,000	China Lilang Ltd.	102,687
94,000	China Medical System Holdings - H Shares	111,655
23,000	China Merchants Bank Co., Ltd. - H Shares	106,159
15,500	China Mobile Ltd.	105,204
20,000	China Resources Gas Group Ltd.	97,753
260	NetEase In.c - ADR	111,639
10,500	Ping An Insurance Group Co., of China Ltd. - H Shares	105,410
9,000	Shenzhou International	109,190
157,400	Yangzijiang Shipbuilding Holdings Ltd.	105,591
11,394	Zhejiang Supor Cookware	114,588
		1,179,427
Hong Kong: 5.8%
35,000	BOC Hong Kong Holdings Ltd.	111,880
12,700	Link REIT/The	103,924
		215,804
India: 2.8%
14,770	Tech Mahindra Ltd.	106,146
Malaysia: 2.9%
27,800	Public Bank Bhd	107,177
Singapore: 8.5%
48,268	Ascendas Real Estate Investment Trust - REIT	111,021
72,900	CapitaLand Mall Trust - REIT	103,060
6,964	DBS Group Holdings Ltd.	104,419
		318,500
South Korea: 5.6%
13,730	Hanon Systems	103,948
1,630	KT&G Corp.	106,325
		210,273

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 101.8% (Continued)	Value
Taiwan: 21.2%
15,000	Catcher Technology Co., Ltd.	$113,769
21,000	Elite Material Co., Ltd.	114,319
41,517	Hon Hai Precision Industry Co., Ltd.	121,986
800	Largan Precision Co., Ltd.	111,287
15,000	Novatek Microelectronics Corp.	116,753
9,000	St Shine Optical Co., Ltd.	108,381
10,000	Taiwan Semiconductor Manufacturing Co., Ltd.	106,812
		793,307
Thailand: 5.6%
90,800	PTT PCL/Foreign	110,302
43,600	Tisco Financial Group PCL/Foreign	98,201
		208,503
United States: 6.0%
2,900	Aflac Inc.	104,487
1,300	QUALCOMM Inc.	118,573
		223,060
	Total Common Stocks (cost $2,917,179)	3,803,925
	Total Investments in Securities (cost $2,917,179): 101.8%	3,803,925
	Liabilities in Excess of Assets: (1.8%)	(68,206)
	Net Assets: 100.0%	$3,735,719

PLC - Public Limited Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND Semi-Annual Report for the period ended June 30, 2020

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-9.41%	2.87%	4.17%	3.79%	3.88%
Benchmark Index:
Hang Seng Composite Index	-5.03%	-2.54%	3.82%	2.92%	5.81%

For the Fund's current six-months expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

At the end of the first half of the year the Fund fell 9.41% compared to the Hang Seng Composite Index which fell 5.03%.

After a very weak first quarter, equity markets rebounded in the second quarter as policymakers worldwide loosened monetary and fiscal policy to support economic output. In China, the response has been more measured. During its annual National People's Congress meeting, the government dropped its GDP growth target given the uncertainty arising from coronavirus. But it was noticeable that the government has a target of creating 9 million jobs in urban areas and is targeting an urban unemployment rate of 6%. The government also made it clear it will not stimulate the economy like it did after the global financial crisis. Though the official budget deficit is forecasted to be 3.6% of GDP, this does not include all sources of funding for the government, such as from special government bonds and off-budget items like proceeds from land sales. Based on calculations by JP Morgan, China's augmented fiscal deficit will reach 15.1% of GDP in 2020, the highest since 2009. The Ministry of Finance is projecting an official on-budget deficit of 3.6% of GDP and estimates the official on-budget deficit will be RMB 3,760bn. The implied GDP growth target for 2020 is therefore 3.8%, if we use last year's GDP deflator of 1.6%.

According to analysis by Goldman Sachs covering 90% of Chinese companies' market capitalization including A shares and ADRs, earnings of Chinese companies fell by 22% in the first quarter. Consumer staples, as expected, grew earnings due to higher pork prices and good sales of Baijiu. Banks also grew earnings by 5% but in the future we expect headwinds from rising non-performing loans and net interest margin compression. Internet stocks also outperformed, covering gaming, search and e-commerce. Due to the collapse in oil prices, energy stocks faced significant losses. Industrials, Consumer Discretionary and Information Technology saw earnings fall 66%, 59% and 47%. We expect second quarter results to show a better picture as economic data shows the recovery is continuing.

The majority of the Fund's underperformance in the first half of the year is attributable to its holdings in the Information Technology sector. Tongda Group and AAC Technologies, which both manufacture components for smartphones, sold off sharply. Initially the fear was that these businesses were facing a supply shock as well as a demand shock, as most factories were closed during the lockdown. Both positions were sold after a weak set of results.

The strongest stocks in the Fund were Netease (total return of +40.90%), Sino Biopharmaceutical (+35.01%) and Tencent (33.79%). Netease and Tencent are game developers and so have fared well this year as consumer habits have changed. Netease's legacy games continue to do well while the company has a strong pipeline of both domestic and foreign games which should further drive sales. Demand for Netease's education and cloud music businesses also surged. Sino Biopharmaceutical was strong along with the Healthcare sector. The company is known for its expertise in hepatitis and oncology and is investing significantly in R&D to drive future growth. The company's efforts in R&D are bearing fruit as in the first quarter, a third of revenue was from new products.

The weakest stocks were Tongda (total return of -49.85%), AAC Technologies (-40.24%) and CNOOC (-32.04%). We had given time to Tongda to show whether its shift to 'glastic' casings could generate the same level of profitability as the traditional metal casings. This was not the case in the most recent update so we sold the stock. We also sold AAC Technologies after it announced a negative profit warning and omitted its final dividend. The returns of the business have been falling for some time and the decline in profit in the first quarter was unexpectedly high. We sold CNOOC after the collapse of the OPEC meeting where Russia refused to back the proposal to cut production.

CHINA & HONG KONG FUND

2.  Activity

We sold five positions – Travelsky, CNOOC, Tongda, AAC Technologies and Dali Foods. TravelSky supplies data for China's aviation industry. Its services include real-time flight reservation information and ticket prices, inventory control and airport passenger processing. The number of people travelling in China has fallen significantly as a result of coronavirus and TravelSky's earnings are likely to decline as a result. We felt the fall in the share price did not reflect this and so sold the position. We also sold Dali Foods because the business is not growing as quickly as we thought it would. Since the business listed in 2016, management have spent much more on the dividend compared to capex and we feel that better opportunities lie elsewhere.

We bought three positions – Zhejiang Supor (Supor), JD.com and Beijing Oriental Yuhong (Yuhong). Supor has strong brand loyalty and historically has benefited from cooperation with its French parent company, Groupe SEB e.g. Supor can use its parent's Tefal brand in its products. Supor has leading market share in woks, frypans, pots and steamers. It ranks second in the market for small domestic appliances such as electric rice cookers, slow cookers, garment steamers and dust cleaners. It should benefit as adoption of small household appliances increases.

JD.com is one of China's largest e-commerce companies. JD is different from Alibaba in that it has built its own logistics platform so has more control over the quality of its service and the amount of inventory it holds. In the first quarter, JD's revenue grew 20%, while overall online retail consumption fell 1% according to the National Bureau of Statistics of China, highlighting its strong position. The purchase of JD.com gives the Fund more exposure to e-commerce, which is likely to see even more adoption this year as coronavirus changes consumer habits.

Yuhong is China's largest manufacturer of waterproofing materials. Its products are used for various types of construction and we believe that Yuhong is likely to benefit from China's infrastructure stimulus. Yuhong's focus on quality and its large scale has meant it by far has been the most preferred brand by developers. The addition of Yuhong to the Fund means the Fund now holds two domestic A shares.

3.  Outlook

Though China has had several localized outbreaks of coronavirus, broadly speaking the government seems to have the situation under control. Therefore, we think in the short-term, domestic China will see stronger demand than many foreign markets. Upstream demand, relating to the demand for commodities and energy, is in line with last year's level. Midstream demand, relating to production, is tracking at a higher level compared to last year. Strong sectors include property and telecom equipment. As expected, demand for consumer staples remains strong but it is in consumer discretionary where there are pockets of weakness. Airlines, tourism, Macau gaming and cinema sales still remain weak and this may be a picture that is repeated elsewhere in the world as economic activity recovers.

For the Fund, the focus has been on selling companies where the competitive advantage has been lost or the future earnings profile has changed significantly as a result of COVID-19. Their replacements have been clear leaders in their respectively fields, demonstrated by a persistently high return on capital and strong historic earnings growth. The passing of the national security law in Hong Kong, which came into effect at the end of June, also was a catalyst for further changes. The law criminalises acts of secession, subversion, terrorism and collusion with foreign forces. Political tensions with the US and UK increased as a result and are likely to remain so for the foreseeable future. The additional changes made in July have reduced the Fund's exposure to Hong Kong while significantly increasing the Fund's exposure to the domestic A-share market, giving it exposure to any rallies in the mainland.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

CHINA & HONG KONG FUND

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	13.2%
% of Stocks in Top 10:	37.3%

Fund Manager:

Edmund Harriss
Top 10 Holdings (% of net assets)
Tencent Holdings Ltd.	4.0%	Alibaba Group Holding Ltd. - ADR	3.7%
NetEase Inc. - ADR	3.9%	JD.com Inc.	3.7%
Sino Biopharmaceutical Ltd.	3.8%	Weichai Power Co., Ltd. - H Shares	3.6%
QUALCOMM Inc.	3.7%	New Oriental Education & Technology Group Inc. - ADR	3.6%
Haier Electronics Group Co., Ltd.	3.7%	Geely Automobile Holdings Ltd.	3.6%
Geographic Breakdown (% of net assets)
China	83.9%	Hong Kong	16.0%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.9%	Value
Appliances: 7.0%
694,000	Haier Electronics Group Co., Ltd.	$2,102,195
181,009	Zhejiang Supor Cookware	1,820,390
		3,922,585
Auto/Cars – Light Trucks: 3.6%
1,274,000	Geely Automobile Holdings Ltd.	2,011,757
Auto/Truck Parts & Equipment: 3.7%
1,101,480	Weichai Power Co., Ltd. - H Shares	2,057,227
Building Products: 9.9%
284,000	Anhui Conch Cement Co., Ltd. - H Shares	1,914,094
328,420	Beijing Oriental Yuhong Waterproof Technology Co., Ltd.	1,887,236
1,371,000	China Lesso Group Holdings Ltd.	1,790,348
		5,591,678
Casino Hotels: 3.1%
257,000	Galaxy Entertainment Group Ltd.	1,750,708
Commercial Banks: 9.7%
591,000	BOC Hong Kong Holdings Ltd.	1,889,178
405,000	China Construction Bank Corp. - H Shares	1,869,324
2,114,670	China Merchants Bank Co., Ltd. - H Shares	1,716,039
		5,474,541
E-Commerce/Services: 10.3%
9,700	Alibaba Group Holding Ltd. - ADR	2,092,290
21,300	Autohome Inc.	1,608,150
34,700	JD.com Inc.	2,088,246
		5,788,686
Gas-Distribution: 3.0%
340,000	China Resources Gas Group Ltd.	1,661,793
Industrial Automation: 2.8%
119,800	Hollysys Automation Technologies Ltd.	1,593,340
Insurance: 3.1%
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	1,761,853
Internet Application Software: 4.0%
34,600	Tencent Holdings Ltd.	2,231,047
Internet Content – Entertainment: 3.9%
5,175	NetEase Inc. - ADR	2,222,041
Investment Management/Advisor Services: 3.5%
78,100	Noah Holdings Ltd.*	1,989,207

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Machinery-General Industry: 3.1%
870,000	Haitian International Holdings Ltd.	$1,785,690
Pharmaceuticals: 7.0%
1,526,000	China Medical System Holdings	1,812,608
1,131,000	Sino Biopharmaceutical Ltd.	2,138,296
		3,950,904
Public Thoroughfares: 3.0%
1,650,000	Shenzhen Expressway Co., Ltd. - H Shares	1,677,000
Real Estate Operations/Development: 2.8%
522,000	China Overseas Land & Investments Ltd.	1,584,393
Retail — Apparel/Shoe: 2.8%
2,914,000	China Lilang Ltd.	1,566,644
Schools: 3.6%
15,500	New Oriental Education & Technology Group Inc. - ADR*	2,018,565
Semiconductor Component-Integrated Circut: 3.7%
23,100	QUALCOMM Inc.	2,106,951
Shipbuilding: 3.0%
2,547,700	Yangzijiang Shipbuilding Holdings Ltd.	1,709,110
Web Portals: 3.3%
15,300	Baidu Inc.*	1,834,317
	Total Common Stocks (cost $42,682,443)	56,290,037
	Total Investments in Securities (cost $42,682,443): 99,9%	56,290,037
	Other Assets less Liabilities: 0.1%	56,981
	Net Assets: 100.0%	$56,347,018

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND Semi-Annual Report for the period ended June 30, 2020

AVERAGE ANNUAL TOTAL RETURNS

	6 Months (Actual)	1 year	3 years	5 years	Since Inception (March 30, 2012)
Fund	-6.07%	3.51%	7.21%	7.35%	9.01%
Benchmark Index:
MSCI World Index (Net Return)	-5.77%	2.82%	6.69%	6.89%	8.61%

All returns over 1 year annualized. Source: Bloomberg, Guinness Atkinson Asset Management

For the Fund's current six-months expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

Review

The Guinness Atkinson Dividend Builder Fund in the first six months of 2020 produced a total return of -6.07% (in USD). This compares to the return of the MSCI World Index (Net Return) of -5.77% (in USD). The fund therefore underperformed by 0.3%.

Underperformance in the first half of the year can largely be attributed to the Fund's defensive qualities facing a market which has seen a particularly strong rally since the trough on 23rd March. The first 6 months of the year have been unprecedentedly eventful and can be split into a tale of 2 halves:

The first quarter of 2020 saw the spread of COVID-19 across the world and this led to a sell-off across all regions and all sectors. The Fund outperformed the MSCI World Index during the first quarter and the peak-to-trough sell-off. Our approach of focusing first and foremost on investing in consistently profitable companies meant we entered the quarter with no exposure to banks, travel companies, hotels, airlines, luxury goods, restaurants, etc. – areas of the market that have been hardest hit. These industries tend to show up less in our universe due to their cyclical and/or regulated nature, which disallows such companies to achieve the persistently high returns on equity that we seek.

Further, our portfolio is built of companies with strong balance sheets. We do not believe that any of our companies will require government bail outs or support (and we do not own any banks, which are influenced heavily by regulators' demands).

Energy was the weakest performing sector as the price of oil plunged after Saudi Arabia failed to convince Russia to back production cuts. The US oil benchmark, WTI, fell towards $20/barrel, close to its lowest level in 18 years, after starting the year at $60/barrel. Aside from increased supply, demand for the commodity collapsed in March as most airlines suspended their flight schedules due to the Covid-19 outbreak. Lower oil prices prompted many US energy producers to cut the number of operating drilling rigs and to lower capital expenditure plans. The Fund holds no Energy stocks after selling its one previous holding (Royal Dutch Shell) earlier in the quarter, prior to the OPEC meeting.

Financials also fared poorly as interest rates were cut by central banks globally and the market assessed the risk to corporate credit. The Federal Reserve cut interest rates twice in March for the first time since the Global Financial Crisis and announced unlimited quantitative easing. US interest rates now stand at 0-0.25%. The US Senate also passed a $2 trillion stimulus package. Within the Financials sector Banks led the declines, down 37% in the quarter. While the big US banks voluntarily suspended their multibillion-dollar buyback programs, investors were also unnerved that European regulators had urged their banks to pause all shareholder pay-outs, including dividends, in order to preserve cash during these uncertain times.

Health Care stocks outperformed over the quarter as defensive characteristics and relevance to the current sell off came to the fore. Staples and Utilities rounded out 'risk off' relative outperformance with the IT sector continuing to perform well as the market rewarded generally stronger balance sheets and cash positions in the sector, as well as stock specific opportunities that arose from the unique 'lock down' in developed nations.

DIVIDEND BUILDER FUND

Overall, many companies with stronger balance sheets significantly outperformed their counterparts; the market punished companies with weak balance sheets due to the demand shock and heightened credit market stress arising from the Coronavirus pandemic. This was exacerbated within small and mid-cap stocks which have generally taken on more debt in recent years.

Good stock selection was the main driver of outperformance in the quarter, particularly from our European holdings. Our positions in Novo Nordisk and Roche both provided positive returns and we saw strong relative performance from a number of our global Consumer Staple and Healthcare companies: Nestle, Reckitt Benckiser, Johnson & Johnson, Procter & Gamble, Unilever and AbbVie. The main detractors to performance were in the more cyclical parts of our portfolio such as VF Corp, United Technologies, and Aflac.

In the second quarter, the fastest US stock market collapse on record was followed by the fastest recovery, and on 8th June the S&P 500 Index dipped into positive territory for the year. Having since seen some volatility, at quarter end, the S&P 500 Index is down only 3% year-to-date as of June 30, 2020. The Fund underperformed the MSCI World Index during the second quarter as a result of the market's sharp rebound, led by growth stocks and cyclical sectors. IT and Consumer Discretionary were the best performing sectors in the quarter, with much of the recent optimism in equity markets driven by easing lockdowns and signs of progress towards a coronavirus vaccine. Being overweight Consumer Staples and underweight IT was a drag on Fund performance in the quarter, whereas zero exposure to Banks, Real Estate, Utilities and Energy proved positive.

There has been an evident disconnect between 'main street' and 'wall street', with stock markets seemingly discounting in advance the expected success of reopened economies and likelihood of finding a vaccine for the virus itself. Case in point, the best-performing periods for the MSCI World Index in the quarter came on days when there was a significant development announced with regards to therapeutics or vaccine results for the virus.

Further, it is no coincidence that the market sell-off halted – and the rally began – on 23rd March, when the Federal Reserve (Fed) announced it would do everything in its power to alleviate credit stresses. Growth in US M2, a broad measure of money supply, has been its strongest since the Fed's records began (1960). The Fed's actions have provided an unprecedented support to markets and the clearest evidence comes from the performance of companies with the weakest balance sheets, compared to those with the strongest. The sell-off earlier this year was particularly brutal for companies with weak balance sheets, reflecting the belief that over-leveraged companies would not be able to survive the loss of revenues and profits from the Covid-19 lockdowns.

The most leveraged businesses still lag behind the market year to the date, but since the bottom on 23rd March, they have rallied strongly and kept pace with the strong balance sheet companies. The rally in over-leveraged companies reflects the optimism that any recession will be mild, and that there will be no secondary financial crisis caused by insolvency. However, for the long-term investor, companies with large amounts of debt remain highly risky; such companies tend to rely on external debt financing to fuel any growth and they also carry interest rate re-financing risk. For an income investor particularly, there is also an opportunity cost of deleveraging since less cash can be returned to shareholders. When searching for companies in our Fund, we seek companies that prioritise return of capital and face as few hurdles as possible in doing so. Based on a few simple metrics, we are pleased that overall our holdings are better quality verses the benchmark index:

Quality	Fund	MSCI World Index
Average 10 year Cashflow Return on Investment	17%	8%
Weighted average net debt / equity	66%	90%

Source: Credit Suisse HOLT, Bloomberg. Data as of 30th June 2020

In another sign of widening market breadth, small cap stocks have now outperformed large-caps since the March bottom. This proved a drag for the Fund over the quarter. We screen out companies under $1bn market cap and focus on more mature companies with greater business diversification. Small businesses also tend not to have the persistence in return on capital we seek nor the balance sheet strength or dividend profile we like in our holdings.

Cyclical sectors and growth stocks outperformed and were fueled by market optimism regarding an economic recovery. The Consumer Discretionary sector had its best quarterly gain on record, and the IT sector also saw large gains, cementing its leadership for the year. The Fund's underexposure in both sectors (c.5% in each) dragged on performance.

DIVIDEND BUILDER FUND

Defensive sectors lagged. Having performed well in the drawdown, weaker performance from Consumer Staples and Healthcare weighed on Fund performance. This was partially offset by some positive stock selection as Reckitt Benckiser and Henkel outperformed the MSCI World Index over the quarter. No exposure to Utilities, Real Estate and Banks proved beneficial once again in Q2 as these sectors lagged.

Dividend Update

Dividend payments have been top of mind in the current market environment where we have seen significant demand shocks across many sectors of the equity market, leading to a significant proportion of companies suspending or reducing their dividend payments.

Broadly, the dividend cuts seen this year have been concentrated in companies affected by (i) significant loss of revenues from COVID lockdowns (airlines, travel & leisure, retail, energy), (ii) regulatory pressure (European banks, insurance), (iii) government pressure (French state-owned businesses in particular), (iv) companies with weak balance sheets conserving capital by reducing or cancelling dividend payments.

To summarise our outlook for the fund, out of our 35 holdings: 7 companies have paid their full dividend for the year (or gone ex-dividend); 25 companies where we see high probability of full payment for the year; 2 with some uncertainty; 1 dividend cut announced to date (Imperial Brands rebased by 33%); 0 dividend cancellations.

Activity

In the first quarter, we sold three companies (Royal Dutch Shell, WPP and Randstad) and replaced them with two companies (Pepsi and Medtronic)

In the second quarter, we added a position in Otis Worldwide, which was spun off from United Technologies (which in fact merged with Raytheon to form a new company: Raytheon Technologies).

Portfolio Positioning

The effect of these changes was to reduce our exposure to the Energy, Communications and Consumer Discretionary sectors, whilst increasing our exposure to Consumer Staples, Healthcare and Industrials. The changes also reduced our exposure to Europe and increased our exposure to the US.

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. The portfolio has approximately 50% in defensive companies (e.g. Consumer Staples and Healthcare companies) with strong balance sheets and around 50% in cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology, etc.) with strong balance sheets.. Within Financials, however, we do not own any Banks, which helps to dampen the cyclicality of our Financials.

The Fund also has zero weighting to Energy, Utilities, Materials, and Real Estate. The largest overweight is to Consumer Staples.

Geographically, the Fund is diversified around the world with 51% in the US, 39% in Europe and 8% in Asia-Pacific. Within the Asia-Pacific region we have one company listed in Hong Kong (Anta Sports), one company listed in Taiwan (Taiwan Semiconductor) and one company listed in Australia (Sonic Healthcare).

Outlook

The four key tenets to our approach are: quality, value, dividend, and conviction. We follow these metrics at the portfolio level to make sure we are providing what we say we will. At the quarter end, we are pleased to report that the portfolio continues to deliver on all four of these measures relative to the MSCI World Index benchmark.

Based on the measures, holistically, the high-conviction fund has companies which are on average better quality at better value versus the index. The fund at the end of the quarter was trading on 18.3x 2020 expected price to earnings; a discount of 20.2% to the broad market.

With so much uncertainty as we look to the next six months, forecasting earnings is very difficult. What we can focus on with a higher level of clarity is the balance sheet strength of our companies and we believe the holdings we have selected in the Fund remain very robust. We believe these companies are well placed to weather whatever happens next and will come out the other

DIVIDEND BUILDER FUND

side ready for their next stage of growth. As investors in these companies we will receive a share of their profits each year in the form of a dividend and look forward to seeing those dividends grow in the years ahead.

As ever we would like to thank you for your continued support

Matthew Page	Ian Mortimer	June 2020

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Earnings growth is not a measure of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	9.2%
% of Stocks in Top 10:	30.8%

Fund Managers:

Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Schneider Electric SE	3.5%	Johnson & Johnson	3.1%
Deutsche Boerse AG	3.2%	Otis Worldwide Corp.	2.9%
Illinois Tool Works Inc.	3.2%	BlackRock Inc.	2.9%
Unilever PLC	3.1%	Microsoft Corp.	2.9%
Reckitt Benckiser Group PLC	3.1%	ABB Ltd.	2.9%
Industry Breakdown (% of net assets)
Pharmaceuticals	11.6%	Machinery - General Industrial	2.9%
Aerospace/Defense	7.9%	Instruments - Controls	2.9%
Cosmetics & Toiletries	5.7%	Networking Products	2.9%
Finance - Other Services	5.7%	MRI/Medical Diagnostic Imaging	2.8%
Soap & Cleaning Preparation	5.7%	Beverages - Non-alcoholic	2.8%
Diversified Manufacturing Operations	5.3%	Investment Management/Advisor Service	2.8%
Food - Miscellaneous/Diversified	5.2%	Retail - Apparel/Shoe	2.7%
Tobacco	5.2%	Apparel Manufacturers	2.7%
Power Conversion/Supply Equipment	3.5%	Semiconductor Components - Integrated Circuits	2.6%
Applications Software	3.1%	Life/Health Insurance	2.6%
Data Processing/Management	3.0%	Medical Instruments	2.4%
Electronic Components - Semiconductor	2.9%	Beverages - Wines/Spirits	2.3%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 97.2%	Value
Australia: 2.8%
20,899	Sonic Healthcare Ltd.	$441,972
China: 2.8%
48,000	ANTA Sports Products Ltd.	427,699
Denmark: 2.8%
6,734	Novo Nordisk A/S	438,936
France: 6.0%
5,624	Danone SA	390,188
4,891	Schneider Electric SE	547,377
		937,565
Germany: 5.8%
2,769	Deutsche Boerse AG	503,135
4,259	Henkel AG & Company KGaA	396,995
		900,130
Ireland: 2.4%
4,000	Medtronic PLC	366,800
Switzerland: 8.3%
19,815	ABB Ltd.	449,389
3,838	Nestle SA	425,623
1,216	Roche Holding AG	423,535
		1,298,547
Taiwan: 2.6%
38,000	Taiwan Semiconductor Manufacturing Co., Ltd.	405,886
United Kingdom: 16.3%
65,557	BAE Systems PLC	394,042
9,897	British American Tobacco PLC	381,908
10,691	Diageo PLC	355,695
22,581	Imperial Tobacco Group PLC	431,850
5,246	Reckitt Benckiser Group PLC	482,837
9,027	Unilever PLC	487,059
		2,533,391

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.2% (Continued)	Value
United States: 47.4%
4,518	AbbVie Inc.	$443,577
11,239	Aflac Inc.	404,941
793	Arthur J Gallagher & Co.	431,463
1,433	BlackRock Inc.	452,269
9,558	Broadcom Inc.	445,785
2,342	Cisco Systems Inc.	380,669
4,945	CME Group Inc.	432,589
2,279	Eaton Corp. PLC	398,483
3,542	Illinois Tool Works Inc.	498,112
2,360	Johnson & Johnson	480,284
7,928	Microsoft Corp.	450,786
6,047	Otis Worldwide Corp.	458,060
3,300	Paychex Inc.	436,458
4,223	PepsiCo Inc.	411,700
6,991	Raytheon Techologies Corp.	430,785
3,354	Procter & Gamble Co/The	401,038
7,009	VF Corp.	427,129
		7,384,128
	Total Common Stocks (cost $12,743,219)	15,135,054
	Total Investments in Securities (cost $12,743,219): 97.2%	15,135,054
	Other Assets less Liabilities: 2.8%	441,173
	Net Assets: 100.0%	$15,576,227

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND Semi-Annual Report for the period ended June 30, 2020

1. Performance

AVERAGE ANNUAL TOTAL RETURNS

	6 Month (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-41.03%	-42.09%	-14.92%	-12.86%	-5.17%
Benchmark Index:
MSCI World Energy Index (Net Return)	-35.65%	-36.34%	-11.14%	-8.18%	-1.15%

For the Fund's current six-months expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2020 produced a total return of -41.03%. This compares to the price return of the MSCI World Energy Index (Net Return) of -35.65%. The fund was behind the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of -3.09%.

2. Activity

The following companies were sold from the portfolio in March:

•  Halliburton (US focused diversified energy services provider)

•  Occidental Petroleum (US focused E&P company)

•  Ovintiv (US focused E&P company)

•  Oasis Petroleum (US focused E&P company)

•  Tullow Oil (West Africa focused E&P company)

The following companies were purchased for the portfolio in March:

•  Galp (European integrated oil & gas company)

•  Sinopec (Chinese integrated oil & gas company)

•  Exxon (US integrated oil & gas company)

•  Pioneer Resources (US focused E&P company)

In general, the switches can be characterised as a move away from North American shale oil & gas companies with higher operating costs and weaker balance sheets than average for our portfolio. In their place, we have moved to larger, better capitalised international oil & gas companies, which are likely to weather better the current environment.

3. Market Background & Portfolio Review

The first half of 2020 provided a series of events that can reasonably be described as the biggest oil shock in living memory. OPEC started the year with a cut in production quotas of just over 1m b/day, which they anticipated would be needed in 2020 to keep markets balanced. The scale of the demand contraction caused by the COVID-19 crisis, compounded for a short period by a sharp ramp in OPEC+ production, then created an unprecedented supply surplus. At the most extreme point in April, this sent the WTI oil price negative. There followed an aggressive and coordinated response from OPEC+ to bring the oil market back into balance.

Global oil demand in the first half of 2020 is estimated to have contracted by around 11m b/day, thanks to the spread of COVID-19 mitigation measures initially in China, then around the world. At the most acute points of the crisis, in April, it was reported that 118 countries, representing 92% of global GDP, had enacted some form of social distancing. As a result, transportation took a disproportionate hit. Oil demand in April is estimated to have been down by nearly 22m b/day, then down 19m b/day in May and around 13m b/day in June. Not surprisingly, the jet fuel and kerosene demand sector, serving the aviation industry, has seen the

GLOBAL ENERGY FUND

sharpest decline. Jet fuel demand in the second quarter of 2020 is estimated to have declined by 62%, compared to total oil demand down by around 18% over this period.

OPEC, plus non-OPEC partners, met in early March with the key discussion point being a response to falling oil demand as a result of the spread of COVID-19. Despite Saudi's proposal for a further quota cut, negotiations with Russia quickly broke down and the meeting concluded with no agreement around an extension to production quotas, and an abandonment of existing quotas. OPEC chose to 'punish' Russia by promising a significant spike in output for April, the scale of which would normally be enough alone to create significant downward pressure on the oil price. As it happened, April's excess production (c2.5m b/day) came at the peak of the COVID-19 demand shock, creating oversupply picture in excess of 20m b/day.

By April, it quickly became apparent that OPEC's actions were unsustainable, and all parties involved in the OPEC+ agreement, plus some additional non-OPEC partners, were forced back into negotiation. A deal was struck on April 12th for OPEC+ to cut their production by 9.7m b/day, representing a 23% cut to the baseline production level of October 2019. Given the number of countries involved, the April deal was a more complex agreement than anything that OPEC has delivered historically. The duration of the agreement was also impressive; OPEC+ have agreed to a headline cut of 9.7m b/day for two months, then 7.7m b/day for six months and a further 5.7m b/day for sixteen months. This is longer and larger in duration than most had been expecting. Whilst not enough to stave off significant inventory builds in the second quarter, it gave us confidence that the organisation has a strong desire to support prices through a potentially extended period of demand loss. It will lessen the inventory overhang for the second half of 2020 and 2021 and is helping to accelerate the pace of oil market rebalancing.

Turning to non-OPEC oil supply, and 2020 was initially expected to be a year of production growth, led by large project completions in Norway and Brazil. The very sharp fall in oil prices changed that landscape rapidly, with non-OPEC declines coming through in April and May to complement the commitments made by OPEC. In May, for example, the US shut-in around 1.5m b/day of production.

The fall in oil prices has created a two-fold response from non-OPEC producers: one driven by geology and the other investment led. The geology behind onshore conventional oil is such that oilfield pressure tends to degrade when production is shut-in. The fields most affected are likely to be mature, depleted and heavier/sourer reservoirs in places like the US, Canada, Russia and Latin America. The scale of permanent production loss looks to be around 1m b/day.

For US shale oil, there is less risk of permanent damage from production shut-ins, but the fall in capital expenditure by US E&P companies, when combined with high natural decline rates, will result in a meaningful throttling of production, beyond temporary shut-ins.

Thanks to the events described above, spot oil prices were exceptionally volatile during the first half of 2020. Brent started the year at $66/bl, drifted lower over January and February towards $50/bl, before dropping precipitously following the OPEC meeting in early March. The Brent spot price dropped to a low of $19/bl on April 21, before recovering steadily through May and June to close the period at around $40/bl. Brent spot has averaged $42/bl so far this year. The five-year forward Brent price opened the year at $57/bl and dropped to a low of $46/bl in March, before recovering by the end of June to $50/bl.

The ride in WTI oil prices was even more volatile, with the structure of forward settlements contributing to WTI spot dislocating from Brent and turning negative for the first time, falling to -$38/bl on April 20. WTI spot ultimately recovered to $39 by the end of June. The WTI futures curve also fell over the period, with the five-year forward WTI price declining from $52/bl to $45/bl.

For natural gas, 2020 has so far been a year of weak prices across the globe, as COVID-19 related demand impact arrived on the back of a warm northern hemisphere winter, which left gas in storage already at elevated levels. The US gas price (Henry Hub) averaged $1.81/mcf in 1H 2020, with surplus gas being pushed into inventories. One silver lining for the US gas market has been a fall in associated gas supply from the US shale oil producers, given the shut-ins seen in that industry. But against this, there has been a fall in exports of US gas via LNG, given European and Asian gas prices (both hovering around the $2/mcf for much of the last few months) being too low to incentivise the trade.

Given the weakness in oil and gas prices, it has been an extremely challenging period for energy equities. The sector (MSCI World Energy Index net return) finished -35.7%, behind the broad market (MSCI World net return -5.8%). As ever, the performance of the MSCI World Energy Index was only part of the story, with 2020 seeing small and mid-cap sectors generally underperforming large cap (as exemplified by the MSCI Energy Small Cap Index returning -46.5% over the period).

On a stock by stock basis in the fund, although negative, we saw relatively strong performance compared to the Indices' energy and sectors from Enbridge (-21%), with the market appreciating its large, diversified base of midstream assets across North

GLOBAL ENERGY FUND

America. Chevron (-24%), Equinor (-26%), and Total (-27%) proved to be our strongest integrated names, the consistent factor being better than peer-average balance sheets going into the COVID crisis. Amongst our E&P holdings, large-caps fared better than small-caps, with CNOOC (-30%) and ConocoPhillips (-34%) also benefitting from diversified production profiles and relatively low financial gearing.

The weakest performers in the portfolio tended to be our higher-cost exploration and production names, plus exposure to oil services. In the energy services sector, Helix Energy (-64%) suffered from an expected slowdown in international offshore spending, whilst Schlumberger (-53%) is also experiencing a sharp contraction in revenues across all divisions, on and offshore. In the E&P sector, Devon Energy (-55%), Occidental Petroleum (-57%; disposed of during the period) and Oasis Petroleum (-77%; disposed of during the period) sold off more than sector peers due to concerns over balance sheet strength, should oil prices stay lower for longer.

The sector and geographic weightings of the portfolio at June 30, 2020 and December 31, 2019 were as follows:

Sector Breakdown (%)
	June 30, 2020	December 31, 2019
Integrated Oil & Gas	56.8	50.8
Oil & Gas Exploration & Production	23.3	30.3
Oil & Gas Drilling	0.0	0.1
Oil & Gas Equipment & Services	4.5	9.6
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	7.1	3.9
Oil & Gas Storage & Transportation	4.2	4.0
Solar	1.3	1.2
Cash	2.8	0.1
Total	100	100
Geographic Breakdown (%)
	June 30, 2020	December 31, 2019
US	31.7	38.7
Canada	15.3	16.5
UK	7.8	8.5
Latin America, Hong Kong & Russia	13.5	12.1
Europe (ex UK)	28.9	24.1
Cash	2.8	0.1
Total	100	100

4. Outlook

As we look ahead into the second half of 2020, OPEC+'s task is to be dynamic with supply, reacting to a recovery in oil demand that is likely to be erratic, as restrictions on movement in different countries and regions come and go. Longer term, once the COVID-19 crisis passes, there is the question of where oil prices settle back to. We approach this by considering the likelihood of various price levels:

i)  Oil prices at $30/bl. Technically, this is a price level that Russia could sustain for a period, given their sovereign wealth reserves that were built up when prices were higher. But the list of reasons for oil at $30/bl essentially stops there. It is a price

GLOBAL ENERGY FUND

that would cause financial distress for Saudi (they would run an 18% budget deficit in 2020 at this price, and the $/Riyal peg likely gets quickly pressurised) and other OPEC members; it would eventually break Russia; it would cause US shale oil supply to fall sharply and remain in decline; other non-OPEC supply would decline; and post COVID-19, there would be a strong demand stimulus thanks to low price. So, we do not see prices settling longer-term at this level.

ii)  Oil prices at $45-50/bl. Russia has an estimated fiscal breakeven oil price of $45/bl, so this price level is likely sustainable for them longer term. We expect that it would also cause non-OPEC supply to stagnate, allowing OPEC barrels which are currently on the sidelines (Venezuela and Iran) back into the market. Against this, it is still a price that is fiscally uncomfortable for nearly all OPEC members, including Saudi, even assuming a higher level of market share.

iii)  Oil prices at $60/bl+. An oil price at this level would be preferable for Saudi and other members of OPEC. Pre COVID-19 crisis, it is arguable that a price much above $60/bl would still incentivise too much non-OPEC supply growth. There is a school of thought now, though, that the structural damage to non-OPEC supply through the COVID-19 episode will be sufficient to put OPEC back in control over the market. As Goldman Sachs describe it, "paradoxically, the demand shock could ultimately create an inflationary oil supply shock of historic proportions because so much oil production will be forced to be shut in".

Whether the price settles back at $45-50/bl or $60+/bl depends largely on the impairment to non-OPEC supply that occurs this year, and the access to capital for US shale in the future. If non-OPEC supply sustains reasonably, then OPEC may have to settle for $45-50/bl. But if non-OPEC supply is held back, then the door opens for OPEC to take control of the market again, as they did for much of the 1998-2008 period.

The heavy fall in crude prices last quarter has been accompanied by sharp declines in oil equities, as the market adjusts to the lack of support for oil prices. The fall in energy equities pushed the price-to-book ratio for the energy sector below 1x for the first time since the mid-1980s, falling as low as 0.7x in mid-March. There has been a muted recovery since then, but the sector P/B ratio at the end of June remains at 1.0x, versus the S&P 500 trading at over 3.5x. On a relative price-to-book (P/B) basis (versus the S&P500), therefore, the valuation of energy equities has fallen to a 50-year low, at 0.3x.

We see the low P/B ratio for the energy sector as driven by poor levels of return on capital employed ROCE. Historically the two measures are closely correlated.

Having recovered to around 7% in 2019, the collapse in oil prices in 2020 likely beings ROCE for the Guinness Global Energy portfolio down to around 1%, just below the level seen in 2016 when the Brent oil price averaged $45/bl. Our case base assumption sees the Brent oil price recover to average $50/bl in 2021 and $60/bl in 2022. In these circumstances, ROCE would likely rise in 2021 and 2022, implying strong upside potential on a P/B basis.

To put this another way, we are often asked what oil price is implied in the portfolio, as a barometer of the expectation priced into the equities. At the moment, we estimate that the valuation in our portfolio of energy equities reflects a long-term Brent/WTI oil price of around $45/bl. If the market were to price in a long-term oil price of $50/bl, it would imply upside while there would be a higher upside at a long-term oil price of $60/bl Brent.

Our portfolio is currently tilted to large caps and majors, a mix of companies who we think are best placed in the energy sector to weather the downturn, whilst offer attractive upside in an oil price recovery. Our priority remains balance sheet work: ensuring that the oil producers we own have strong enough liquidity to come through a period of low prices in good shape.

Will Riley	July 9, 2020

Jonathan Waghorn	Tim Guinness

Fund Investment Team

GLOBAL ENERGY FUND

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index (Net Return) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

West Texas Intermediate (WTI) crude oil is produced, refined, and consumed in North America and it is an oil benchmark. WTI crude oil is the underlying commodity of the New York Mercantile Exchange's oil futures contracts and is considered a "sweet" crude because it is about 0.24% sulfur, which is a lower concentration than North Sea Brent crude.

The Henry Hub pipeline is the pricing point for natural gas futures on the New York Mercantile Exchange

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	10.4%
% of Stocks in Top 10:	43.4%

Fund Managers:

Timothy Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
TOTAL SA	4.8%	OMV AG	4.3%
Exxon Mobil Corp.	4.6%	Imperial Oil Ltd.	4.3%
Valero Energy Corp.	4.4%	Enbridge Inc.	4.2%
Equinor ASA	4.4%	BP PLC	4.1%
Chevron Corp.	4.3%	Eni SpA	4.0%
Geographic Breakdown (% of net assets)
United States	32.1%	Austria	4.3%
Canada	15.3%	Italy	4.0%
China	9.5%	Netherlands	3.8%
United Kingdom	7.9%	Portugal	3.8%
France	4.8%	Russia	3.8%
Norway	4.4%	Spain	3.5%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 97.2%	Value
Energy — Alternate Sources: 1.3%
15,700	SunPower Corp.*	$120,262
Machinery — General Industries: 0.2%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	15,108
Oil & Gas — Exploration & Production: 23.7%
17,900	Canadian Natural Resources Ltd.	310,485
288,000	CNOOC Ltd.	318,528
8,100	ConocoPhillips	340,362
4,183,812	Deltic Energy PLC	41,470
19,800	Devon Energy Corp.	224,532
55,000	Diversified Gas & Oil PLC	65,458
329,197	EnQuest PLC*	60,179
6,250	EOG Resources Inc.	316,625
233,274	JKX Oil & Gas PLC*	50,167
249,550	Pharos Energy PLC	54,951
3,600	Pioneer Natural Resources Company	351,720
10,000,000	Reabold Resources PLC*	77,549
		2,212,026
Oil & Gas — Field Services: 4.3%
31,980	Helix Energy Solutions Group, Inc.*	110,971
16,000	Schlumberger Ltd.	294,240
		405,211
Oil & Gas — Integrated: 59.1%
100,160	BP PLC	384,282
4,500	Chevron Corp	401,535
618,000	China Petroleum & Chemical	256,973
38,560	Eni SpA	370,332
28,610	Equinor ASA	409,202
9,700	Exxon Mobil Corp	433,784
30,850	Galp Energia Sgps Sa	359,318
65,470	Gazprom OAO - ADR	353,586
24,801	Imperial Oil Ltd.	398,950
11,808	OMV AG	399,607
883,000	PetroChina Co., Ltd. - H Shares	292,971
35,461	Repsol SA	313,834
22,220	Royal Dutch Shell PLC - Class A	359,418
19,576	Suncor Energy, Inc.	330,040
11,600	TOTAL SA	448,259
		5,512,091

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.2% (Continued)	Value
Oil & Gas — Pipelines and Transportation: 4.2%
13,000	Enbridge Inc.	$395,460
Oil Refining & Marketing: 4.4%
6,969	Valero Energy, Corp.	409,917
	Total Common Stocks (cost $16,739,273)	9,070,075
Rights: 0.2%
35,461	Repsol SA Rights*†	17,262
	Total Rights (cost $560,875)	17,262
	Total Investments in Securities (cost $16,739,273): 97.4%	9,087,337
	Other Assets less Liabilities: 2.6%	238,943
	Net Assets: 100.0%	$9,326,280

* Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND Semi-Annual Report for the period ended June 30, 2020

AVERAGE ANNUAL TOTAL RETURNS

Fund	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Investor Class	6.75%	20.65%	12.03%	11.78%	15.33%
Institutional Class*	6.87%	20.97%	12.32%	12.03%	15.46%
Benchmark Indices:
MSCI World Index (Net Return)	-5.77%	2.82%	6.69%	6.89%	9.94%
NASDAQ Composite Index	12.67%	26.94%	19.12%	16.34%	18.24%

Figure 1: Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

* Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund's current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over the first half of 2020, the Guinness Atkinson Global Innovators Fund produced a total return of 6.75% (in USD) vs the MSCI World Index (Net Return) of -5.77% (in USD). The fund therefore outperformed the benchmark by 12.52%.

Performance

Going in 2020, many of the risks of 2019 had been somewhat eased: central banks looked to be more accommodative with the US Fed cutting interest rates for the first time since the Global Financial Crisis, a Phase 1 trade deal between US and China looked to set a path towards a more compete deal, and the UK left the European Union. However, come mid-February, and a sharp sell-off in equity market as the coronavirus, which originated in Wuhan, China, had spread across the globe causing countries to close off their borders, initiate lockdowns and effectively stop all non-essential economic activity. Consequently, the S&P 500 ended the longest bull run in US history in dramatic fashion: falling 20.00% in 22 days – the fastest time the index has done so in history.

Looking across regions we find significant falls across equity markets in Q1 as the coronavirus spread across the globe. Europe was the worst performing, while the US also struggled as vast stimulus packages and interest cuts were not enough to offset negative investor sentiment as the US overtook China in number of cases and jobless claims skyrocketed. China performed strongly into the end of the quarter as a slowdown in new cases and deaths led to a return of business activity, giving investors some confidence. The fund's exposure to North America was the largest regional contributor to fund performance over the first quarter: positive stock selection from businesses including Microsoft and Nvidia as well as not owning any companies in the banking sector, more than offset the slight drag from being underweight the US.

On a sector level, Financials fell as interest rates were cut by central banks globally and markets assessed risk to corporate credit. Health Care stocks outperformed as their defensive characteristics and relevance to the current sell off came to the fore. Staples and Utilities rounded out 'risk off' relative outperformance while IT continued to perform well as the market rewarded the generally stronger balance sheets and stock specific opportunities that arose from lockdowns. Financials and Energy were the fund's largest sector contributors to performance as we continue to own no companies in these sectors. Our overweight exposure to IT also provided positive contribution while our underweight exposures to Health Care and Consumer Staples were the main contributors to negative relative performance vs the benchmark over the first quarter.

For the first quarter of 2020, the Guinness Atkinson Global Innovators Fund provided a total return of -16.20% (USD) against the MSCI World Index (Net Return) of -21.10% (USD). Hence, the fund outperformed the benchmark by 4.90% (USD). Furthermore, it is pleasing to see the fund not only outperformed in each of the three months in the quarter but also during the market rally (12.31.2019 – 02.19.2020) and in the proceeding drawdown (02.19.2020 – 03.31.2020).

GLOBAL INNOVATORS FUND

While Q1 saw the initial outbreak in COVID-19 cases leading governments to subsequently lock down countries to halt the spread the virus, Q2 saw sharp equity market rallies as investors looked to the gradual easing of lockdown measures. This led to some sector rotations with defensive sectors, Health Care and Consumer Staples, towards the bottom end of the spectrum having been some of the best performers over Q1. Consequently, Medtronic and Bristol-Myers Squibb were the fund's two worst performers over the quarter. With lockdown in many regions easing, manufacturing PMIs across major regions rebounded sharply, helping labour-intensive industrials begin their recovery, while high street shops opening helped consumer discretionary businesses perform strongly over the quarter.

IT, however, remained an outlier somewhat, as the top performer in the second quarter and 2nd best performer over the first quarter. This comes down to technologies often mission critical status in many businesses including cloud computing as well as in helping consumers cope with more free time whilst in lockdown. This meant IT, which is the fund's largest overweight, being a significant contributor to outperformance versus the MSCI World, with semiconductor businesses such as Infineon (up 63.40% USD) and Nvidia (up 44.20% USD), in particular, driving performance.

Regionally, the US was the best performer despite the resurgence in COVID-19 case numbers towards the end of the quarter. Numbers for May showed the US unexpectedly added 2.5mn jobs, reducing the unemployment rate from 14.70% to 13.30%. Additionally, retail sales in the US rose 17.00% month-on-month, while the manufacturing PMI jumped to 52.6 from the April's figure of 41.5 (figures below 50 indicate contraction while figures above 50 show expansion). Stock selection was the main contributor to the fund's performance with US technologies companies, in particular, driving the performance.

For the second quarter of 2020, the Guinness Atkinson Global Innovators Fund provided a total return of 27.40% (USD) against the MSCI World Index (Net Return) of 19.40% (USD). Hence, the fund outperformed the benchmark by 8.00% (USD).

Activity

We made 5 changes to the portfolio over the first quarter and made no changes over the second quarter. We sold positions in Continental, Siemens, Fanuc, Catcher Technologies and Eaton, while initiating new positions in Visa, MasterCard, Microsoft, Medtronic and Thermo Fisher. In short, we exited positions in companies we believed to be more at risk given the current economic climate while entering positions in high quality businesses which have been on our watchlist for some time but had question marks over their valuation.

Continental, the manufacturer of tires and chassis used in electric and autonomous vehicles, has struggled recently as growth in car sales slowed, particularly in China, the largest auto market in the world. While the company trades on an attractive valuation given its oligopoly on tires and focus on innovative electric and autonomous sectors, the coronavirus fallout has pushed any growth from these innovative areas further out and as such we felt there were better investments available.

Siemens, the conglomerate with businesses focusing on the areas of electrification, automation and digitalization, had been held in the portfolio since 2016. While the company has spun off several divisions leaving a company more focused on high IP, high growth areas, we felt there was little by way of short-term initiatives that the firm could deploy to spur near-term growth.

Fanuc is the second largest producer of robotic arms primarily used in the manufacturing of automotive and electronics with this technology set to transcend into increasing numbers of applications. While the company is attractively positioned for the future of robotics and automation, Fanuc's end markets have been some of the hardest hit from the coronavirus slowdown and could possibly delay the technology from finding new applications as it requires large upfront costs. Additionally, the leading producer of robotic arms, ABB, is also held in the portfolio and as such we felt it best to reduce our exposure to this area considering the slowing macroeconomic environment.

Catcher Technologies is the manufacturer of aluminum and magnesium casings for smartphones and laptops. Our original thesis was that although the company derives a material portion of its revenue from Apple, the company was able to generate competitor-leading margins (net margin 23.00% at time of purchase) and we felt consumers desire for increasingly premium products should increase the demand for Catcher's products in new and more sophisticated smartphones and laptops. However, with smartphone sales already facing slowing growth, we felt the current environment raised further questions over the time lag before consumers would begin purchasing luxury items again, coupled with increasing competition which had eroded Catchers competitive advantage.

Eaton, the power management company, manufactures energy efficient products that help customers manage their electrical, hydraulically and mechanical power more sustainably. With the company deriving ~10.00% of its revenues from aerospace,

GLOBAL INNOVATORS FUND

14.00% from automotive and a further (undisclosed) portion from oil and gas, we felt the company was not best placed to weather the current slowdown versus more asset light investment opportunities that were exposed to more robust end-markets.

Visa and Mastercard have a duopoly on the global (ex-China) card network market. These businesses are responsible for handling billions of daily transactions connecting merchants with consumers accounts. While cross border transactions account for a material proportion of revenues for these businesses (of which will now be materially affected while countries lock down their borders), their domestic to domestic transactions should remain relatively robust during this period and could even benefit as more people are forced to pay by card rather than cash (as people move online while shops are closed and even in essential selling stores where they are recommending paying by card to reduce to transfer of the virus). These businesses continue to push into new regions including China, where UnionPay holds a monopoly, and use new technologies including blockchain to find solutions to unstructured business-to-business transactions.

Microsoft commands the second largest market share in the cloud computing market (behind Amazon, also owned in the portfolio), which has seen tremendous growth as consumers demand increasingly cloud-based products and services. Alongside cloud computing, the company derives revenues from a diverse portfolio of products and services including the world's largest desktop operating system in Windows and its Office applications along with emerging technologies such as Artificial Intelligence, virtual reality headsets and mobile computing (smartphones, laptops and desktops).

While drug pricing pressures have created some uncertainty in pharmaceuticals, MedTech is an area we have liked for some time as having more stable recurring revenues but often traded on historically high multiples. Again, the recent sell off provided an opportunity to enter these new positions in two high quality medical technology companies. Medtronic is the largest pure-play MedTech business in the world initially specializing in pacemakers and defibrillators but over time has expanded into providing a vast portfolio of medical equipment from stents, ventilators, diabetes insulin pumps to robotic surgery. Thermo Fisher similarly produces a wide array of medical equipment deriving over 50.00% of its revenue from consumables creating highly recurring revenue. Both companies exhibit strong balance sheets and wide moats which are derived from the strong relationships that they have built up with hospitals and practitioners and their subsequent knowledge of these specific products.

Outlook

The fund now trades at a 14.00% premium to the broad market on a PE ratio basis (fund 26.2 x 2020 expected earnings vs MSCI World Index 23.0x). With valuations at historic highs, we believe a higher premium is justified for those companies that can continue to grow in an environment where growth is scarce. We believe our innovative themes such as artificial intelligence, cloud computing and FinTech, give us good opportunities to find those businesses that seem likely to continue to grow now and for the longer term.

Ian Mortimer	Matthew Page	July 2020

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies can outperform in the future and that a value discipline to stock selection will add meaningfully to that performance.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

GLOBAL INNOVATORS FUND

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	13.7%
% of Stocks in Top 10:	36.8%

Fund Managers:

Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Tencent Holdings Ltd.	4.1%	Schneider Electric SE	3.6%
Adobe Inc.	3.8%	Infineon Technologies AG	3.6%
NVIDIA Corp.	3.8%	Applied Materials Inc.	3.6%
Microsoft Corp.	3.6%	SAP SE	3.6%
PayPal Holdings Inc.	3.6%	KLA-Tencor Corp.	3.5%
Geographic Breakdown (% of net assets)
United States	66.3%	Switzerland	3.3%
China	10.1%	South Korea	3.0%
Germany	7.2%	Ireland	3.0%
France	3.6%	Israel	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.3%	Value
Application Software: 6.5%
45,510	Check Point Software Technologies Ltd	$4,889,139
30,790	Microsoft Corp.	6,266,073
		11,155,212
Athletic Footwear: 3.2%
55,183	NIKE Inc.	5,410,693
Cable/Satellite TV: 2.7%
117,060	Comcast Corp. - Class A	4,562,999
Commercial Services: 3.6%
35,877	PayPal Holdings, Inc.*	6,250,850
Diversified Manufacturing Operations: 6.5%
32,909	Danaher Corp.	5,819,299
14,540	Thermo Fisher Scientific Inc.	5,268,424
		11,087,723
E-Commerce: 3.5%
2,160	Amazon.com Inc.*	5,959,051
Electronic Components — Semiconductor: 10.4%
260,480	Infineon Technologies AG	6,183,034
17,229	NVIDIA Corp.	6,545,469
4,674	Samsung Electronics Co., Ltd. - GDR	5,157,095
		17,885,598
Enterprise Software/Services: 7.4%
15,040	Adobe Inc.*	6,547,062
43,439	SAP SE	6,104,610
		12,651,672
Finance — Other Services: 9.4%
57,973	Intercontinental Exchange, Inc.	5,310,327
18,270	Mastercard Inc.	5,402,439
28,280	Visa Inc.	5,462,848
		16,175,614
Internet Application Software: 4.1%
110,100	Tencent Holdings Ltd.	7,099,372
Internet Content: 3.1%
23,690	Facebook Inc.*	5,379,288
Machinery — Electric Utility: 3.4%
253,300	ABB Ltd.	5,744,647

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.3% (Continued)	Value
Machinery: 3.3%
14,580	Roper Industries, Inc.	$5,660,831
Metal Instrument: 3.0%
55,640	Medtronic PLC	5,102,188
Networking Products: 3.1%
115,767	Cisco Systems Inc.	5,399,373
Pharmaceutical: 2.8%
82,930	Bristol-Myers Squibb Co	4,876,284
Power Conversion/Supply Equipment: 3.6%
55,710	Schneider Electric SE	6,234,789
Retail — Apparel: 3.1%
606,000	ANTA Sports Products Ltd.	5,399,693
Schools: 2.8%
37,320	New Oriental Education & Technology Group Inc. - ADR*	4,860,184
Semiconductor: 10.5%
101,740	Applied Materials Inc.	6,150,183
31,150	KLA-Tencor Corp.	6,058,052
18,220	Lam Research Corp.	5,893,441
		18,101,676
Web Portals: 3.3%
4,000	Alphabet Inc. - A Shares*	5,672,200
	Total Common Stocks (cost $98,867,506)	170,669,937
	Total Investments in Securities (cost $98,867,506): 99.3%	170,669,937
	Other Assets less Liabilities: 0.7%	1,169,937
	Net Assets: 100.0%	$171,839,874

* Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND for the period ended June 30, 2020

1.  Performance

AVERAGE ANNUAL TOTAL RETURN

	6 Months (Actual)	1 Year	3 Years	5 Years	Since Inception (06/30/11)
Fund	-0.34%	-0.22%	2.00%	0.15%	1.21%
Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	0.74%	1.61%	3.53%	1.76%	2.52%
RMB Cash Offshore (CNH)*	-1.53%	-2.86%	-1.38%	-2.57%	-0.99%
RMB Cash Onshore (CNY)*	-1.45%	-2.81%	-1.36%	-2.58%	-0.98%

*  Net change in exchange rate versus U.S. dollar.

For the Fund's current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first six months of 2020 the Fund fell 0.34% compared to the Hang Seng Markit iBoxx Offshore RMB Overall Index which rose 0.74% and the Offshore Renminbi (CNH) which fell 1.53% against the dollar.

China's domestic recovery continued through the quarter with GDP growth coming in at 3.2% YoY. This prompted private sector upgrades to forecast 2020 growth of 2%-2.5%. State spending and investment have been significant drivers of this growth. Strong car sales have caught attention, but it should be noted this were sales to dealers; onward sales to final customers have yet to match up. Consumption overall has remained tepid but online retail sales growth has been robust. Travel and leisure services remain well below prior-year levels.

Government economic policy is being shaped by both domestic and geopolitical considerations. On the domestic side, the central bank has maintained domestic liquidity and interest rates have drifted lower, but there has been no pump-priming. Government policy has been similarly restrained and targeted with stimulus amounting to ~8% of GDP and up to 15% on an augmented basis (a measure used by the IMF, which includes spending funded from off-budget sources such as land sales or local government financing vehicle borrows). Geopolitics is a complicating factor since China is now falling out with almost as many trading partners as is the US. China is feeling the pinch on US efforts to restrict access to high-end chips as well as a backlash against Huawei and its participation in new 5G investment.

The offshore bond market has continued to tick over. It consists of 681 issues with a combined market capitalization of $56 billion. Government issuance, either in the form of Government bonds or Notes issued by the PBOC, accounts for 60% of new issuance each quarter. The Offshore and Onshore sovereign yield curves trade virtually at parity as does the CNH and CNY. Sovereign bonds trade between 1.9% and 2.2% above US Treasury's out to 5 years and 2.3%-2.5% above, further out. A comparison between single A rated (by Standard & Poor's) and triple B rated US corporate bonds and their Offshore RMB bond equivalents shows an average spread of 2.6%. In our opinion, this still represents good value when we consider that there is not, also in our opinion, any significant near-term pressure on the currency.

2.  Portfolio Position

Bonds issued by Government/Supranational organizations accounted for 24% of the portfolio with a further 19% issued by Chinese non-financial companies, 9% in Chinese banks and 9% in non-Chinese banks. The valuation of the portfolio as measured by the yield to maturity was 2.02% and the duration of the portfolio was 0.66 years.

3.  Outlook and Strategy

The Yield to Maturity of the market has fallen to the lower end of its historical range as Chinese bonds, both RMB and USD denominated, have been seen as a safer haven. They still offer good value on a relative basis in this ultra-low interest rate environment, in our view. China's loan prime rate (LPM) which is set monthly, began life in 2019 at 4.25% and ended 2019 at

RENMINBI YUAN & BOND FUND

4.15%. In the first half of this year it has come down to 3.85% with most of the fall in April. Since then the rate has remained unchanged and we expect only modest moves from here.

Sovereign bond yields were squeezed significantly lower in March and April with the more heavily traded 3-year and 5-year bonds down by almost 1.3% from the start of the year. Since then, against a backdrop of strong economic performance and more buoyant domestic equities, yields have come back up to 0.2% below their December 2019 levels. In the second half of the year, economic momentum will likely face headwinds from ongoing weakness in external demand; at the same time, we are likely to see domestic economic policy support. Against this backdrop, prospects for the currency also appear brighter than they appeared at the start of the year with private sector forecasts for the RMB looking stronger against possibly weaker near-term prospects for the US dollar.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family ("HSM iBoxx") is designed to track the performance of the offshore RMB bond market. This index is unmanaged and it is not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2020
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	7
Portfolio Turnover:	0.0%
% of Investments in Top 10:	62.1%

Fund Managers:

Edmund Harriss
Top 10 Holdings (% of net assets)
Export-Import Bank of Korea, 4.500%, 01/27/24	9.8%	Far East Horizon Ltd., 4.900%, 02/27/21	9.5%
Shui On Development Holding Ltd., 6.880%, 03/02/21	9.6%	Arab Petroleum Investments Corp, 4.700%, 03/13/21	9.4%
Daimler International Finance BV, 4.800%, 04/09/21	9.6%	Asian Development Bank, 2.850%, 10/21/20	4.7%
Franshion Brilliant Ltd., 5.200%, 03/08/21	9.5%
Industry Breakdown (% of net assets)
Real Estate Operator/Developer	19.1%	Auto-Cars/Light Trucks	9.6%
Supranational Banks	14.2%	Finance - Leasing Company	9.4%
Export/Import Bank	9.8%

SCHEDULE OF INVESTMENTS
at June 30, 2020 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 62.1%	Value
Auto-Cars/Light Trucks: 9.6%
1,000,000	Daimler International Finance BV, 4.800%, 04/09/21	$143,686
Export/Import Bank: 9.8%
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	147,428
Finance — Leasing Company: 9.4%
1,000,000	Far East Horizon Ltd., 4.900%, 02/27/21	141,785
Real Estate Operator/Developer: 19.1%
1,000,000	Franshion Brilliant Ltd., 5.200%, 03/08/21	142,848
1,000,000	Shui On Development Holding Ltd., 6.875%, 03/02/21	144,261
		287,109
Supranational Banks: 14.2%
1,000,000	Arab Petroleum Investments Corp, 4.700%, 03/13/21	141,621
500,000	Asian Development Bank, 2.850%, 10/21/20	70,680
		212,301
	Total Corporate Bonds (cost $1,027,295)	932,309
	Total Investments in Securities (cost $1,027,295): 62.1%	932,309
	China Yuan (Offshore): 36.0%	541,499
	Other Assets less Liabilities: 1.9%	28.023
	Net Assets: 100.0%	$1,501,831

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2020 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$7,991,165	$10,688,766	$2,917,179	$42,682,443
Investments in securities, at value	$9,466,058	$15,154,905	$3,803,925	$56,290,037
Cash	188,785	199	—	—
Cash denominated in foreign currency (cost of $14,221, $0, $5,861 and $56,613, respectively)	14,221	—	5,885	56,585
Receivables:
Securities sold	129,962	—	—	119,455
Fund shares sold	2,690	—	—	—
Dividends and interest	15,591	50,271	13,884	279,881
Tax reclaim	7,108	—	—	—
Due from Advisor, net	—	—	2,099	—
Prepaid expenses	8,285	9,881	14,261	13,778
Total Assets	9,832,700	15,215,256	3,840,054	56,759,736
Liabilities
Overdraft due to custodian bank	—	—	47,318	210,488
Payable for securities purchased	189,687	—	—	—
Payable for Fund shares redeemed	11,317	—	29,517	52,136
Due to Advisor, net	1,890	16,447	—	47,705
Accrued administration fees	428	764	810	2,295
Accrued shareholder servicing plan fees	2,486	5,321	4,674	14,953
Other accrued expenses	43,444	39,151	22,016	85,141
Total Liabilities	249,252	61,683	104,335	412,718
Net Assets	$9,583,448	$15,153,573	$3,735,719	$56,347,018
Composition of Net Assets
Paid-in capital	$47,018,473	$10,218,866	$836,808	$41,639,600
Total distributable earnings (loss)	(37,435,025)	4,934,707	2,898,911	14,707,418
Net Assets	$9,583,448	$15,153,573	$3,735,719	$56,347,018
Number of shares issued and outstanding (unlimited shares authorized, no par value)	2,716,189	815,093	249,633	2,647,393
Net asset value per share	$3.53	$18.59	$14.96	$21.28

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2020 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$12,743,219	$16,739,273	$98,867,506	$1,027,295
Investments in securities, at value	$15,135,054	$9,087,337	$170,669,937	$932,309
Cash	462,351	180,158	1,257,489	18,183
Cash denominated in foreign currency (cost of $4,722, $0, $0 and $544,876, respectively)	4,722	—	—	541,499
Receivables:
Fund shares sold	7,337	6,273	95,907	—
Dividends and interest	7,538	42,061	106,314	14,573
Tax reclaim	19,426	70,165	88,997	—
Due from Advisor, net	5,899	6,232	—	8,233
Prepaid expenses	9,344	12,691	30,376	11,078
Total Assets	15,651,671	9,404,917	172,249,020	1,525,875
Liabilities
Payable for Fund shares redeemed	27,620	25,168	128,005	—
Due to Advisor, net	—	—	96,605	—
Accrued administration fees	934	919	10,099	351
Accrued shareholder servicing plan fees	4,947	4,056	40,807	319
Other accrued expenses	41,943	48,494	133,630	23,374
Total Liabilities	75,444	78,637	409,146	24,044
Net Assets	$15,576,227	$9,326,280	$171,839,874	$1,501,831
Composition of Net Assets
Paid-in capital	$13,856,952	$44,177,930	$98,654,027	$5,901,063
Total distributable earnings (loss)	1,719,275	(34,851,650)	73,185,847	(4,399,232)
Net Assets	$15,576,227	$9,326,280	$171,839,874	$1,501,831
Number of shares issued and outstanding (unlimited shares authorized, no par value)	809,851	806,116	—	131,378
Net asset value per share	$19.23	$11.57	—	$11.43
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$127,227,669
Shares of beneficial interest issued and outstanding			2,610,109
Net asset value per share			$48.74
Institutional Class shares:
Net assets applicable to shares outstanding			$44,612,205
Shares of beneficial interest issued and outstanding			910,681
Net asset value per share			$48.99

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2020 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$59,040	$153,781	$216,143	$817,678
Total income	59,040	153,781	216,143	817,678
Expenses
Advisory fees	42,273	75,568	56,948	292,503
Shareholder servicing plan fees	8,123	11,998	11,384	39,400
Transfer agent fees and expenses	14,604	12,698	8,917	28,576
Fund accounting fee and expenses	15,224	15,777	15,583	17,956
Administration fees	2,409	4,309	3,244	16,673
Custody fees and expenses	4,420	6,556	9,322	10,040
Audit fees	9,865	13,477	6,764	11,060
Legal fees	3,897	7,377	1,986	28,697
Registration fees	9,706	10,916	9,657	11,914
Printing	6,973	4,126	3,028	6,266
Trustees' fees and expenses	4,297	5,248	3,677	7,730
Insurance	448	847	228	3,282
CCO fees and expenses	3,975	4,701	3,575	9,142
Miscellaneous	2,070	2,246	1,978	3,300
Interest expense	5	207	946	9,538
Total expenses	128,289	176,051	137,237	496,077
Less: fees waived and expenses absorbed	(44,588)	(26,178)	(73,682)	—
Net expenses	83,701	149,873	63,555	496,077
Net investment income (loss)	(24,661)	3,908	152,588	321,601
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(82,941)	(405,100)	2,361,993	717,916
Foreign currency	(1,248)	(5,326)	(78,324)	54,662
	(84,189)	(410,426)	2,283,669	772,578
Net change in unrealized appreciation (depreciation) on:
Investments	630,531	(916,955)	459,511	(7,511,912)
Foreign currency	(172)	172	4,193	66
	630,359	(916,783)	463,704	(7,511,846)
Net realized and unrealized gain (loss) on investments and foreign currency	546,170	(1,327,209)	2,747,373	(6,739,268)
Net increase (decrease) in Net Assets from Operations	$521,509	$(1,323,301)	$2,899,961	$(6,417,667)

* Net of foreign tax withheld of $5,793, $13,063, $10,507, and $26,718, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2020 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$221,493	$275,460	$1,335,551	$—
Interest	—	—	—	29,185
Total income	221,493	275,460	1,335,551	29,185
Expenses
Advisory fees	30,482	41,447	613,776	4,024
Shareholder servicing plan fees	15,032	12,082	—	454
Investor Class	—	—	127,830	—
Transfer agent fees and expenses	9,089	12,821	—	8,090
Investor Class	—	—	31,532	—
Institutional Class	—	—	11,780	—
Fund accounting fee and expenses	15,600	16,972	19,754	15,900
Administration fees	3,861	3,158	49,082	417
Institutional Class	—	—	2,346	—
Custody fees and expenses	4,944	4,301	12,135	890
Audit fees	5,530	12,477	11,060	6,763
Legal fees	5,148	7,012	61,701	712
Registration fees	9,715	10,233	—	9,938
Investor Class	—	—	6,222	—
Institutional Class	—	—	6,324	—
Printing	4,915	6,438	17,308	3,175
Trustees' fees and expenses	4,659	4,078	16,836	3,775
Insurance	587	887	7,782	82
CCO fees and expenses	4,239	4,757	19,191	3,309
Miscellaneous	2,136	2,260	6,063	1,915
Interest expense	—	157	709	303
Total expenses	115,937	139,080	1,021,431	59,747
Less: fees waived and expenses absorbed	(69,875)	(58,925)	(57,691)	(52,860)
Net expenses	46,062	80,155	963,740	6,887
Net investment income	175,431	195,305	371,811	22,298
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(452,786)	(3,914,665)	(698,874)	(67,542)
Foreign currency	(10,374)	821	(23,784)	(3,726)
	(463,160)	(3,913,844)	(722,658)	(71,268)
Net change in unrealized appreciation (depreciation) on:
Investments	(607,354)	(3,059,020)	9,586,089	46,173
Foreign currency	241	(186)	1,228	(3,795)
	(607,113)	(3,059,206)	9,587,317	42,378
Net realized and unrealized gain (loss) on investments and foreign currency	(1,070,273)	(6,973,050)	8,864,659	(28,890)
Net increase (decrease) in Net Assets from Operations	$(894,842)	$(6,777,745)	$9,236,470	$(6,592)

* Net of foreign tax withheld of $14,379, $25,888, $122,330, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2020†	Year Ended December 31, 2019	Six Months Ended June 30, 2020†	Year Ended December 31, 2019	Six Months Ended June 30, 2020†	Year Ended December 31, 2019
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(24,661)	$(11,098)	$3,908	$187,124	$152,588	$151,611
Net realized gain (loss) on:
Investments	(82,941)	(2,070,149)	(405,100)	1,107,026	2,361,993	(92,682)
Foreign currency	(1,248)	(1,951)	(5,326)	(3,167)	(78,324)	107
Net change in unrealized appreciation (depreciation) on:
Investments	630,531	4,381,040	(916,955)	2,892,583	459,511	760,803
Foreign currency	(172)	(894)	172	141	4,193	54
Net increase (decrease) in net assets resulting from operations	521,509	2,296,948	(1,323,301)	4,183,707	2,899,961	819,893
Distributions to Shareholders
Net dividends and distributions	—	—	—	(1,101,642)	(79,067)	(146,370)
Total distributions to shareholders	—	—	—	(1,101,642)	(79,067)	(146,370)
Capital Transactions
Proceeds from shares sold	701,275	480,342	205,539	602,554	13,612,693	891,756
Reinvestment of distributions	—	—	—	1,028,730	77,890	137,936
Cost of shares redeemed	(869,343)	(1,434,859)	(1,141,836)	(2,360,334)	(17,489,457)	(1,150,084)
Redemption fee proceeds	—	—	—	1,664	—	1
Net change in net assets from capital transactions	(168,068)	(954,517)	(936,297)	(727,386)	(3,798,874)	(120,391)
Total increase (decrease) in net assets	353,441	1,342,431	(2,259,598)	2,354,679	(977,980)	553,132
Net Assets
Beginning of period	9,230,007	7,887,576	17,413,171	15,058,492	4,713,699	4,160,567
End of period	$9,583,448	$9,230,007	$15,153,573	$17,413,171	$3,735,719	$4,713,699
Capital Share Activity
Shares sold	221,184	161,475	11,436	31,769	1,113,213	56,463
Shares issued on reinvestment	—	—	—	53,945	5,933	8,744
Shares redeemed	(281,311)	(476,586)	(65,656)	(124,620)	(1,153,858)	(73,358)
Net decrease in shares outstanding	(60,127)	(315,111)	(54,220)	(38,906)	(34,712)	(8,151)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2020†	Year Ended December 31, 2019	Six Months Ended June 30, 2020†	Year Ended December 31, 2019	Six Months Ended June 30, 2020†	Year Ended December 31, 2019
Increase/(decrease) in net assets from:
Operations
Net investment income	$321,601	$997,761	$175,431	$275,877	$195,305	$404,181
Net realized gain (loss) on:
Investments	717,916	1,628,895	(452,786)	(88,268)	(3,914,665)	(1,518,184)
Foreign currency	54,662	(19)	(10,374)	(150)	821	(3,322)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,511,912)	13,587,804	(607,354)	2,252,395	(3,059,020)	3,078,014
Foreign currency	66	(30)	241	125	(186)	(4)
Net increase (decrease) in net assets resulting from operations	(6,417,667)	16,214,411	(894,842)	2,439,979	(6,777,745)	1,960,685
Distributions to Shareholders
Net dividends and distributions	—	(2,845,943)	(176,103)	(368,737)	—	(326,563)
Total distributions to shareholders	—	(2,845,943)	(176,103)	(368,737)	—	(326,563)
Capital Transactions
Proceeds from shares sold	339,290	712,194	5,721,309	3,555,377	1,536,304	1,319,903
Reinvestment of distributions	—	2,729,651	175,441	365,809	—	313,614
Cost of shares redeemed	(5,198,304)	(5,801,510)	(2,193,482)	(1,505,728)	(2,187,886)	(6,064,974)
Redemption fee proceeds	—	415	—	—	—	—
Net change in net assets from capital transactions	(4,859,014)	(2,359,250)	3,703,268	2,415,458	(651,582)	(4,431,457)
Total increase (decrease) in net assets	(11,276,681)	11,009,218	2,632,323	4,486,700	(7,429,327)	(2,797,335)
Net Assets
Beginning of period	67,623,699	56,614,481	12,943,904	8,457,204	16,755,607	19,552,942
End of period	$56,347,018	$67,623,699	$15,576,227	$12,943,904	$9,326,280	$16,755,607
Capital Share Activity
Shares sold	15,294	33,338	296,345	184,060	125,693	66,246
Shares issued on reinvestment	—	125,213	9,913	18,714	—	16,798
Shares redeemed	(246,348)	(272,578)	(120,393)	(78,890)	(173,708)	(307,250)
Net increase (decrease) in shares outstanding	(231,054)	(114,027)	185,865	123,884	(48,015)	(224,206)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2020†	Year Ended December 31, 2019	Six Months Ended June 30, 2020†	Year Ended December 31, 2019
Increase/(decrease) in net assets from:
Operations
Net investment income	$371,811	$599,462	$22,298	$68,408
Net realized gain (loss) on:
Investments	(698,874)	7,668,312	(67,542)	(34,553)
Foreign currency	(23,784)	(5,212)	(3,726)	(2,990)
Net change in unrealized appreciation (depreciation) on:
Investments	9,586,089	46,760,941	46,173	43,918
Foreign currency	1,228	2,306	(3,795)	609
Net increase (decrease) in net assets resulting from operations	9,236,470	55,025,809	(6,592)	75,392
Distributions to Shareholders
Net dividends and distribuitons:
Investor Class	—	(5,921,989)	—	—
Institutional Class	—	(2,109,117)	—	—
Net dividends and distributions	—	—	(6,438)	—
Return of capital	—	—	—	(17,867)
Total distributions to shareholders	—	(8,031,106)	(6,438)	(17,867)
Capital Transactions
Proceeds from shares sold:
Investor Class	3,670,851	9,631,516	—	—
Institutional Class	3,208,124	7,431,632	—	—
Proceeds from shares sold	—	—	65,929	154,250
Reinvestment of distributions:
Investor Class	—	5,772,471	—	—
Institutional Class	—	1,201,595	—	—
Reinvestment of distributions	—	—	5,865	17,203
Cost of shares redeemed
Investor Class	(18,173,669)	(48,214,918)	—	—
Institutional Class	(6,759,703)	(6,997,671)	—	—
Cost of shares redeemed	—	—	(42,366)	(922,877)
Redemption fee proceeds	—	—	—	2,010
Net change in net assets from capital transactions	(18,054,397)	(31,175,375)	29,428	(749,414)
Total increase (decrease) in net assets	(8,817,927)	15,819,328	16,398	(691,889)
Net Assets
Beginning of period	180,657,801	164,838,473	1,485,433	2,177,322
End of period	$171,839,874	$180,657,801	$1,501,831	$1,485,433
Capital Share Activity
Shares sold:
Investor Class	86,616	229,499	—	—
Institutional Class	71,582	178,137	—	—
Shares sold	—	—	5,780	13,386
Shares issued on reinvestment:
Investor Class	—	130,275	—	—
Institutional Class	—	27,020	—	—
Shares issued on reinvestment	—	—	543	1,532
Shares redeemed:
Investor Class	(427,547)	(1,170,117)	—	—
Institutional Class	(162,337)	(164,414)	—	—
Shares redeemed	—	—	(3,740)	(79,719)
Net increase (decrease) in shares outstanding	(431,686)	(769,600)	2,583	(64,801)

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2020*		2019	2018	2017	2016		2015
Net asset value, beginning of period	$3.32		$2.55	$3.02	$2.51	$3.03		$3.42
Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)	—	—	0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22		0.78	(0.47)	0.52	(0.53	)(5)	(0.36)
Total from investment operations	0.21		0.77	(0.47)	0.52	(0.52)		(0.39)
Less distributions:
From net investment income	—		—	— (1)	(0.01)	—		—
Total distributions	—		—	—	(0.01)	—		—
Redemption fee proceeds	—		—	—	—	—		— (1)
Net asset value, end of period	$3.53		$3.32	$2.55	$3.02	$2.51		$3.03
Total return	6.33	%(2)	30.20%	(15.49)%	20.68%	(17.16)%		(11.40)%
Ratios/supplemental data:
Net assets, end of period (millions)	$9.6		$9.2	$7.9	$10.6	$10.2		$13.6
Ratio of expenses to average net assets:
Before fee waived/recaptured	3.03	%(3)	3.00%	2.57%	2.74%	2.60%		2.31%
After fees waived/recaptured(4)	1.98	%(3)	1.98%	1.98%	1.98%	1.99	%(6)	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.64	)%(3)	(1.15)%	(0.43)%	(0.88)%	(0.38)%		(1.32)%
After fees waived/recaptured	(0.59	)%(3)	(0.13)%	0.16%	(0.12)%	0.23%		(0.99)%
Portfolio turnover rate	18.25	%(2)	43.19%	36.54%	32.45%	63.95%		28.67%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2020*		2019	2018		2017	2016	2015
Net asset value, beginning of period	$20.03		$16.58	$22.58		$15.50	$14.40	$16.47
Income from investment operations:
Net investment income	—		0.21	0.26		0.16	0.15	0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.44)		4.56	(4.83)		7.11	1.17	(2.11)
Total from investment operations	(1.44)		4.77	(4.57)		7.27	1.32	(1.90)
Less distributions:
From net investment income	—		(0.12)	(0.26)		(0.20)	(0.22)	(0.17)
From net realized gain	—		(1.20)	(1.18)		—	—	—
Total distributions	—		(1.32)	(1.44)		(0.20)	(0.22)	(0.17)
Redemption fee proceeds	—		— (1)	0.01		0.01	—	—	(1)
Net asset value, end of period	$18.59		$20.03	$16.58		$22.58	$15.50	$14.40
Total return	(7.19	)%(2)	29.20%	(20.45)%		47.10%	9.20%	(11.56)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.2		$17.4	$15.1		$20.2	$15.5	$15.3
Ratio of expenses to average net assets:
Before fees waived	2.33	%(3)	2.27%	2.01%		2.22%	2.24%	1.98%
After fees waived(4)	1.98	%(3)	1.98%	1.99	%(5)	1.98%	1.98%	1.98	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.30	)%(3)	0.85%	1.14%		0.60%	0.75%	1.24%
After fees waived	0.05	%(3)	1.14%	1.16%		0.84%	1.01%	1.24%
Portfolio turnover rate	9.42	%(2)	19.56%	31.97%		13.24%	38.07%	8.64%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% and 0.01% for the year ended December 31, 2018, and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2020*		2019	2018		2017		2016		2015
Net asset value, beginning of period	$16.58		$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.37		0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(1.89)		2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	(1.52)		2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.10)		(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.10)		(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	—		— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$14.96		$16.58	$14.22		$17.85		$13.43		$12.79
Total return	(9.05	)%(2)	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$3.7		$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	2.42	%(3)	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(4)	1.12	%(3)(5)	1.10%	1.12	%(5)	1.12	%(5)	1.11	%(5)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	1.38	%(3)	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	2.68	%(3)	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	144.39	%(2)	32.99%	23.38%		47.32%		30.91%		28.59%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.02% for the six months ended June 30, 2020 and 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2020*		2019	2018	2017	2016	2015
Net asset value, beginning of period	$23.49		$18.92	$26.55	$19.09	$19.50	$23.65
Income from investment operations:
Net investment income	0.13		0.37	0.33	0.29	0.34	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(2.34)		5.23	(5.59)	8.95	0.26	(2.11)
Total from investment operations	(2.21)		5.60	(5.26)	9.24	0.60	(1.77)
Less distributions:
From net investment income	—		(0.43)	(0.31)	(0.16)	(0.27)	(0.45)
From net realized gain	—		(0.60)	(2.06)	(1.63)	(0.74)	(1.94)
Total distributions	—		(1.03)	(2.37)	(1.79)	(1.01)	(2.39)
Redemption fee proceeds	—		— (1)	— (1)	0.01	— (1)	0.01
Net asset value, end of period	$21.28		$23.49	$18.92	$26.55	$19.09	$19.50
Total return	(9.41	)%(2)	30.00%	(20.21)%	48.85%	2.95%	(7.58)%
Ratios/supplemental data:
Net assets, end of period (millions)	$56.3		$67.6	$56.6	$78.2	$58.2	$65.9
Ratio of expenses to average net assets:(4)	1.70	%(3)(5)	1.69%	1.54%	1.64%	1.66%	1.54	%(5)
Ratio of net investment income to average net assets:	1.10	%(3)	1.61%	1.27%	1.17%	1.70%	1.23%
Portfolio turnover rate	13.24	%(2)	24.18%	22.27%	20.78%	28.02%	26.50%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.03% for the six months ended June 30, 2020 and 0.01% for the year ended December 31, 2015.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Dividend Builder Fund	June 30, 2020*		2019	2018	2017	2016		2015
Net asset value, beginning of period	$20.74		$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.24		0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(1.52)		3.97	(1.77)	2.82	0.54	(5)	(0.99)
Total from investment operations	(1.28)		4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.23)		(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	—		(0.13)	—	—	—		(0.05)
Total distributions	(0.23)		(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—		—	—	—	—		— (1)
Net asset value, end of period	$19.23		$20.74	$16.91	$18.09	$15.28		$14.75
Total return	(6.07	)%(2)	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.6		$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.71	%(3)	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(4)	0.68	%(3)	0.68%	0.68%	0.68%	0.70	%(6)	0.68%
Ratio of net investment income to average net assets:
Before fees waived	1.56	%(3)	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.59	%(3)	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	9.16	%(2)	18.51%	23.71%	18.61%	21.57%		24.94%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2020*		2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.62		$18.13	$22.71	$23.29	$18.54	$25.73
Income from investment operations:
Net investment income	0.25		0.45	0.29	0.30	0.26	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(8.30)		1.42	(4.56)	(0.56)	4.75	(7.20)
Total from investment operations	(8.05)		1.87	(4.27)	(0.26)	5.01	(6.94)
Less distributions:
From net investment income	—		(0.38)	(0.30)	(0.32)	(0.26)	(0.25)
From net realized gain	—		—	(0.01)	—	—	— (1)
Total distributions	—		(0.38)	(0.31)	(0.32)	(0.26)	(0.25)
Redemption fee proceeds	—		—	—	—	— (1)	— (1)
Net asset value, end of period	$11.57		$19.62	$18.13	$22.71	$23.29	$18.54
Total return	(41.03	)%(2)	10.40%	(18.92)%	(1.06)%	27.04%	(26.97)%
Ratios/supplemental data:
Net assets, end of period (millions)	$9.3		$16.8	$19.6	$31.8	$49.0	$44.0
Ratio of expenses to average net assets
Before fees waived/recaptured	2.52	%(3)	1.91%	1.60%	1.62%	1.53%	1.41%
After fees waived/recaptured(4)	1.45	%(3)	1.45%	1.45%	1.45%	1.45%	1.41%
Ratio of net investment income to average net assets
Before fees waived/recaptured	2.47	%(3)	1.65%	1.04%	1.01%	1.10%	1.07%
After fees waived/recaptured	3.54	%(3)	2.11%	1.19%	1.18%	1.18%	1.07%
Portfolio turnover rate	10.44	%(2)	9.81%	14.39%	6.25%	14.96%	15.70%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund – Investor Class	June 30, 2020*		2019	2018		2017	2016	2015
Net asset value, beginning of period	$45.66		$34.89	$44.98		$34.15	$31.47	$34.00
Income from investment operations:
Net investment income	0.09		0.12	0.13		0.09	0.30	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	2.99		12.73	(7.56)		11.76	2.69	(1.28	)(5)
Total from investment operations	3.08		12.85	(7.43)		11.85	2.99	(1.02)
Less distributions:
From net investment income	—		(0.11)	(0.15)		(0.04)	(0.31)	(0.24)
From net realized gain	—		(1.97)	(2.51)		(0.98)	—	(1.27)
Total distributions	—		(2.08)	(2.66)		(1.02)	(0.31)	(1.51)
Redemption fee proceeds	—		—	—		—	—	—	(1)
Net asset value, end of period	$48.74		$45.66	$34.89		$44.98	$34.15	$31.47
Total return	6.75	%(2)	37.00%	(16.80)%		34.75%	9.51%	(3.04)%
Ratios/supplemental data:
Net assets, end of period (millions)	$127.2		$134.8	$131.2		$185.9	$133.7	$164.9
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.29	%(3)	1.35%	1.30%		1.33%	1.35%	1.27%
After fees waived/recaptured(4)	1.24	%(3)	1.24%	1.25	%(6)	1.24%	1.24%	1.27%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.34	%(3)	0.17%	0.23%		0.13%	0.71%	0.69%
After fees waived/recaptured	0.39	%(3)	0.28%	0.28%		0.22%	0.82%	0.69%
Portfolio turnover rate	13.69	%(2)	15.56%	28.93%		19.86%	31.25%	37.59%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

(6)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,					For the Period Ended
Global Innovators Fund – Institutional Class	June 30, 2020*		2019	2018		2017	2016	December 31, 2015(1)
Net asset value, beginning of period	$45.84		$34.99	$45.08		$34.20	$31.47	$31.47
Income from investment operations:
Net investment income	0.14		0.22	0.24		0.16	0.20	—
Net realized and unrealized gain (loss) on investments and foreign currency	3.01		12.79	(7.58)		11.82	2.88	—
Total from investment operations	3.15		13.01	(7.34)		11.98	3.08	—
Less distributions:
From net investment income	—		(0.19)	(0.24)		(0.12)	(0.35)	—
From net realized gain	—		(1.97)	(2.51)		(0.98)	—	—
Total distributions	—		(2.16)	(2.75)		(1.10)	(0.35)	—
Redemption fee proceeds	—		—	—		—	—	—
Net asset value, end of period	$48.99		$45.84	$34.99		$45.08	$34.20	$31.47
Total return	6.87	%(2)	37.35%	(16.59)%		35.07%	9.81%	—
Ratios/supplemental data:
Net assets, end of period (millions)	$44.6		$45.9	$33.6		$44.1	$25.7	$0.0
Ratio of expenses to average net assets:
Before fees waived	1.12	%(3)	1.21%	1.13%		1.17%	1.38%	—
After fees waived(4)	0.99	%(3)	0.99%	1.00	%(5)	0.99%	0.99%	—
Ratio of net investment income to average net assets:
Before fees waived	0.51	%(3)	0.31%	0.40%		0.30%	0.68%	—
After fees waived	0.64	%(3)	0.53%	0.53%		0.48%	1.07%	—
Portfolio turnover rate	13.69	%(2)	15.56%	28.93%		19.86%	31.25%	—

*  Unaudited

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Renminbi Yuan & Bond Fund	June 30, 2020*		2019	2018		2017	2016		2015
Net asset value, beginning of period	$11.53		$11.25	$12.00		$11.03	$11.63		$12.42
Income from investment operations:
Net investment income	0.17		0.34	0.29		0.23	0.19		0.63
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		0.05	(0.54)		0.85	(0.59)		(1.12)
Total from investment operations	(0.05)		0.39	(0.25)		1.08	(0.40)		(0.49)
Less distributions:
From net investment income	(0.05)		—	(0.49)		(0.09)	—		(0.27)
Return of capital	—		(0.13)	(0.01)		(0.02)	(0.20)		(0.03)
Total distributions	(0.05)		(0.13)	(0.50)		(0.11)	(0.20)		(0.30)
Redemption fee proceeds	—		0.02	—	(1)	—	—	(1)	—	(1)
Net asset value, end of period	$11.43		$11.53	$11.25		$12.00	$11.03		$11.63
Total return	(0.34	)%(2)	3.68%	(2.12)%		9.79%	(3.52)%		(4.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1.5		$1.5	$2.2		$2.6	$2.3		$7.1
Ratio of expenses to average net assets:
Before fees waived	8.16	%(3)	6.79%	3.52%		4.17%	4.35%		1.05%
After fees waived(4)	0.94	%(3)(5)	0.90%	0.93	%(5)	0.90%	1.00	%(5)	0.93	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(4.17	)%(3)	(1.95)%	0.34%		(1.33)%	(0.71)%		2.68%
After fees waived/recaptured	3.05	%(3)	3.94%	2.93%		1.94%	2.64%		2.80%
Portfolio turnover rate	0.00	%(2)	0.00%	34.93%		66.21%	13.00%		15.85%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(5)  If interest expense had been excluded, expenses would have been lowered by 0.04% for the six months ended June 30, 2020 and 0.03%, 0.10% and 0.03% for the years ended December 31, 2018, 2016 and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers ten separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the eight open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program ("LRMP") that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds' written LRMP.

E.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

F.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended December 31, 2019 and as of and during the six months ended June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2021
Asia Focus Fund	1.98%	June 30, 2021
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2021
China & Hong Kong Fund	1.98%	June 30, 2021
Dividend Builder Fund	0.68%	June 30, 2021
Global Energy Fund	1.45%	June 30, 2021
Global Innovators Fund – Investor Class	1.24%	June 30, 2021
Global Innovators Fund – Institutional Class	0.99%	June 30, 2021
Renminbi Yuan & Bond Fund	0.90%	June 30, 2021

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2020, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$44,588
Asia Focus Fund	26,178
Asia Pacific Dividend Builder Fund	73,682
Dividend Builder Fund	69,875
Global Energy Fund	58,925
Global Innovators Fund	57,691
Renminbi Yuan & Bond Fund	52,860
Total	$383,799

At June 30, 2020, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	Total
Alternative Energy Fund	$79,688	$60,122	$89,239	$44,588	$273,637
Asia Focus Fund	$42,738	$4,300	$47,255	$26,178	$120,471
Asia Pacific Dividend Builder Fund	$150,454	$127,356	$135,471	$73,682	$486,963
Dividend Builder Fund	$116,547	$124,396	$138,394	$69,875	$449,212
Global Energy Fund	$65,017	$42,666	$87,056	$58,582	$253,321
Global Innovators Fund	$210,068	$143,158	$240,701	$55,691	$649,618
Renminbi Yuan & Bond Fund	$79,810	$74,469	$102,254	$52,860	$309,393

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2020 are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2020 are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the six months ended June 30, 2020 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2020 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2020 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$1,540,019	$1,839,956
Asia Focus Fund	$1,423,244	$2,292,292
Asia Pacific Dividend Builder Fund	$14,731,932	$18,453,465
China & Hong Kong Fund	$7,608,479	$11,941,854
Dividend Builder Fund	$4,685,934	$1,221,532
Global Energy Fund	$1,195,705	$1,902,185
Global Innovators Fund	$22,539,005	$40,984,790
Renminbi Yuan & Bond Fund	$—	$287,461

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2020.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2020, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$322,944	$575,216	$—	$898,160
Communication	—	349,866	—	349,866
Consumer, Cyclical	587,846	286,804	—	874,650
Energy	1,610,346	1,084,330	—	2,694,676
Industrial	530,593	1,455,121	—	1,985,714
Technology	344,868	—	—	344,868
Utilities	1,012,727	1,305,397	—	2,318,124
Total Investments, at value	4,409,324	5,056,734	—	9,466,058
Total Assets	$4,409,324	$5,056,734	$—	$9,466,058

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$1,845,789	$612,571	$—	$2,458,360
Consumer, Cyclical	—	1,732,648	—	1,732,648
Consumer, Non-cyclical	442,782	2,202,419	—	2,645,201
Energy	—	528,310	—	528,310
Financial	382,050	1,980,953	—	2,363,003
Industrial	—	2,330,591	—	2,330,591
Technology	1,027,632	1,690,576	—	2,718,208
Utilities	—	378,584	—	378,584
Total Investments, at value	3,698,253	11,456,652	—	15,154,905
Total Assets	$3,698,253	$11,456,652	$—	$15,154,905

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$—	$105,204	$—	$105,204
Consumer, Cyclical	109,190	536,626	—	645,816
Consumer, Non-cyclical	—	446,439	—	446,439
Energy	—	110,302	—	110,302
Financial	104,487	1,167,050	—	1,271,537
Industrial	—	566,951	—	566,951
Technology	116,753	443,170	—	559,923
Utilities	—	97,753	—	97,753
Total Investments, at value	330,430	3,473,495	—	3,803,925
Total Assets	$330,430	$3,473,495	$—	$3,803,925

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$7,623,003	$2,231,047	$—	$9,854,050
Consumer, Cyclical	1,566,644	9,742,277	—	11,308,921
Consumer, Non-cyclical	2,018,565	5,627,903	—	7,646,468
Financial	1,989,207	8,820,787	—	10,809,994
Industrial	1,887,236	8,792,582	—	10,679,818
Technology	4,328,993	—	—	4,328,993
Utilities	—	1,661,793	—	1,661,793
Total Investments, at value	19,413,648	36,876,389	—	56,290,037
Total Assets	$19,413,648	$36,876,389	$—	$56,290,037

Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$445,785	$—	$—	$445,785
Consumer, Cyclical	427,129	427,699	—	854,828
Consumer, Non-cyclical	3,756,236	3,046,347	—	6,802,583
Financial	1,197,310	934,599	—	2,131,909
Industrial	824,827	2,278,623	—	3,103,450
Technology	938,344	858,155	—	1,796,499
Total Investments, at value	7,589,631	7,545,423	—	15,135,054
Total Assets	$7,589,631	$7,545,423	$—	$15,135,054

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$4,857,031	$4,215,198	$—	$9,072,229
Industrial	—	15,108	—	15,108
Total Investments, at value	4,857,031	4,230,306	—	9,087,337
Total Assets	$4,857,031	$4,230,306	$—	$9,087,337

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$26,972,912	$7,099,372	$—	$34,072,284
Consumer, Cyclical	5,410,693	5,399,693	—	10,810,386
Consumer, Non-cyclical	32,177,227	—	—	32,177,227
Financial	16,175,614	—	—	16,175,614
Industrial	5,660,831	11,979,436	—	17,640,267
Technology	42,349,420	17,444,739	—	59,794,159
Total Investments, at value	128,746,697	41,923,240	—	170,669,937
Total Assets	$128,746,697	$41,923,240	$—	$170,669,937

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$—	$143,686	$—	$143,686
Financial	—	428,894	—	428,894
Government	—	359,729	—	359,729
Total Investments, at value	—	932,309	—	932,309
Total Assets	$—	$932,309	$—	$932,309

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2020 and did not have any outstanding forward contracts as of June 30, 2020.

Note 8

Tax Matters

As of June 30, 2020, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$7,992,959	$10,688,766	$2,950,288	$42,682,443
Gross tax unrealized appreciation	2,098,575	5,909,705	769,470	17,945,624
Gross tax unrealized (depreciation)	(625,477)	(1,443,566)	(20,320)	(4,338,030)
Net tax unrealized appreciation (depreciation)*	$1,473,098	$4,466,139	$(749,150)	$13,607,594
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$12,749,810	$16,927,708	$98,867,506	$1,027,295
Gross tax unrealized appreciation	2,976,429	710,692	72,422,688	—
Gross tax unrealized (depreciation)	(591,185)	(8,551,063)	(620,257)	(94,986)
Net tax unrealized appreciation (depreciation)*	$2,385,244	$(7,840,371)	$71,802,431	$(94,986)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2019, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$38,326,045	$—	$81,835	$—	$—	$19,369,691	$—	$3,271,487
No Expiration Short-term	471,446	—	30,169	—	—	3,253,576	—	965,576
Total	$38,797,491	$—	$112,004	$—	$—	$22,623,267	$—	$4,237,063

Note 9

Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Note 10

COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund's investments is not reasonably estimable at this time.

Note 11

Reorganization

On May 14, 2020, the Board of Trustees approved the reorganizations of the Asia Pacific Dividend Builder Fund into the SmartETFs Asia Pacific Dividend Builder ETF, and the Dividend Builder Fund into the SmartETFs Dividend Builder ETF. There will be no change in investment objective, strategies or portfolio management. A Prospectus/Information Statement with respect to the reorganizations will be mailed before the consummation of the reorganization to holders of each Fund's shares as of the record date.

Note 12

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds' financial statements.

On August 14, 2020, the Board of Trustees approved in principle the reorganization of the Alternative Energy Fund into the SmartETFs Sustainable Energy ETF. There will be no change in investment objective, strategies or portfolio management. Formal approval of the reorganization is expected to occur in the fourth quarter of 2020. A Prospectus/Information Statement with respect to the reorganization will be mailed before the consumation of the transaction to holders of each Fund's shares as of the record date.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds' Form N-PORT on the SEC's website at www.sec.gov. Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available on the SEC's website.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Tax Information

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At a board meeting held via videoconference technology on May 14, 2020, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Adviser.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Adviser to each Fund, and the Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Adviser of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Adviser, including the background and experience of the Adviser's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Adviser's integrity and responsiveness to Trustee concerns, the Adviser's integrity as reflected in its adherence to compliance practices, and the Adviser's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2020 and expense information as of March 31, 2020. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds' performance, including information about each Fund's performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund's performance. The Trustees also considered the Funds' long-term performance records and the Adviser's continued efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was equal to the median fee charged to the four pure alternative energy mutual funds in the Morningstar "Foreign Small/Mid Value" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods and underperformed the MSCI World NR Index, one of its benchmark indices, for the three-, five- and ten-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had underperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, for the one-, three- and ten-year periods; outperformed its benchmark index for the five-year period; and underperformed its peer group median for the one-, three-, five-, and ten-year periods.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were equal to the median expenses incurred by its peers; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had outperformed the MSCI AC Pacific Ex-Japan Stock Index, its benchmark index, for the five- and ten-year periods but underperformed its benchmark index for the one- and three-year periods; underperformed its peer group median for the one-year period; and outperformed its peer group median for the three-, and five-year periods while returning the same performance as its peer group median for the ten-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were above the median expenses incurred by its peers but lower than those of four peer funds; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had outperformed the Hang Seng Composite Index, its benchmark index, for the one- and five-year periods, returned the same performance of its benchmark index for the three-year period; underperformed its benchmark index for the ten-year period; and underperformed its peer group median for the one-, three-, five- and ten-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had outperformed the MSCI World Index, its benchmark index, for the one-, three-, and five-year periods; and outperformed its peer group median for the one-, three-, and five-year periods.

Global Energy Fund. (1) The Fund's advisory fee was the same as the median advisory fee charged to comparable mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had underperformed the MSCI World Energy Index, its benchmark index, for the one-, three-, five-, and ten-year periods; and outperformed its peer group median for the one-, three-, five-, and ten-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "U.S. Large Blend" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Adviser agreed to limit the Fund's expense ratio through June 30,

2021; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the one-, three-, five-, and ten-year periods; underperformed the Nasdaq Composite Index, another one of its benchmark indices, for the one-, three-, five-, and ten-year periods; and outperformed its peer group median for the one-, and ten-year periods but underperformed its peer group median for the three-, and five-year periods.

Renminbi Yuan & Bond Fund. 1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Local Currency" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Adviser agreed to limit the Fund's expense ratio through June 30, 2021; and (4) the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Overall Index, its benchmark index, for the one-, three-, and five-year periods; and outperformed its peer group median for the one-, and three-year periods but underperformed its peer group median for the five-year period.

With respect to each Fund, the Board concluded that the Adviser's willingness to limit the Fund's expense ratio through at least June 30, 2021 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser's profitability in general and the firm's retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, Global Energy Fund, Global Innovators Fund, Dividend Builder Fund and the Renminbi Yuan & Bond Fund, and that for the Alternative Energy Fund, Asia Pacific Dividend Builder Fund, Global Energy Fund, Dividend Builder Fund and the Renminbi Yuan & Bond Fund the Adviser's net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also considered the Adviser's efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Adviser's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Adviser was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2021.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher
Susan Penry-Williams

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President/Chief Executive Officer
Date: 9/08/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President/Chief Executive Officer
Date: 9/08/2020

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer/Chief Financial Officer
Date: 9/08/2020